UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

bioAffinity Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

bioAffinity Technologies, Inc.

22211 West Interstate 10, Suite 1206

San Antonio, Texas 78257

April 15, 2024

Dear Stockholder:

I am pleased to invite you to attend the Annual Meeting of Stockholders of bioAffinity Technologies, Inc. on Tuesday, June 4, 2024, at 8:00 a.m. Central Time. The Annual Meeting will be held in person at the Company’s principal office at 22211 West Interstate 10, Suite 1206, San Antonio, Texas 78257.

bioAffinity Technologies is committed to developing noninvasive diagnostics for lung cancer and other diseases of the lung. Our team of scientists and business professionals is driven by its mission to increase detection of cancer at early stage when accurate diagnosis leads to longer lives, fewer unnecessary invasive procedures, reduced patient anxiety, and lower medical costs. As President and Chief Executive Officer of bioAffinity Technologies, I am greatly encouraged by the growing adoption and use by physicians of our first test, CyPath® Lung, a noninvasive test for lung cancer, and of the technological advancements that our team continues to make in its fight to address the urgent need for noninvasive, early-stage diagnosis.

Whether or not you plan to attend the Annual Meeting, your vote matters. We encourage you to promptly vote your shares by proxy over the internet, via telephone or by mail.

Your trust in our team and belief in our technology are invaluable. On behalf of our Board of Directors, our executive leadership team, and our dedicated team of scientists and businesspeople, we extend our sincerest gratitude for your continued support of and investment in bioAffinity Technologies.

Sincerely,

Maria Zannes
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 4, 2024

Notice is hereby given that bioAffinity Technologies, Inc. (the “Company”) will host its Annual Meeting of Stockholders on Tuesday, June 4, 2024, at 8:00 a.m. Central Time (the “Annual Meeting”). The Annual Meeting will be held in person at the Company’s principal office at 22211 West Interstate 10, Suite 1206, San Antonio, Texas 78257. The Annual Meeting is being held for the following purposes:

(1)	To elect the eight director nominees listed in the accompanying Proxy Statement to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

(2)	To consider and approve the bioAffinity Technologies, Inc. 2024 Incentive Compensation Plan (the “2024 Plan”);

(3)	To consider and approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance from 25,000,000 shares to 100,000,000 shares (“Increase In Authorized Shares Proposal”);

(4)	To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

(5)	To approve, pursuant to Nasdaq listing rules, the issuance of up to an aggregate of 1,632,000 shares of our common stock upon the exercise of our common stock purchase warrants issued to institutional investors and designees of the placement agent in connection with our private placement offering that closed on March 8, 2024, that may be equal to or exceed 20% of our common stock outstanding before such offering (the “Warrant Exercise Proposal”);

(6)	To approve a proposal to adjourn the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Increase In Authorized Shares Proposal and the Warrant Exercise Proposal (the “Adjournment Proposal”); and

(7)	To transact such other business as may lawfully come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on April 8, 2024, are entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. A list of stockholders of record at the close of business on April 8, 2024, will be available for inspection by any stockholder for a period of ten days prior to the Annual Meeting at our principal office at 22211 West Interstate 10, Suite 1206, San Antonio, Texas 78257.

The Notice of Internet Availability of Proxy Materials will be mailed to our stockholders on or about April 15, 2024. If you previously requested electronic or paper delivery of the proxy materials, you will be sent the proxy statement, the accompanying proxy card and our 2023 Annual Report to Stockholders on or about April 15, 2024. The Notice of Internet Availability of Proxy Materials contains instructions on how to access an electronic copy of our proxy materials.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and to submit your proxy or voting instructions as soon as possible. In order to ensure the representation of a quorum at the Annual Meeting, stockholders who do not expect to attend the Annual Meeting are urged to vote as soon as possible. For information on how to vote your shares, please refer to the section of the Proxy Statement entitled “Questions and Answers About the Proxy Materials and the Annual Meeting” and to the instructions provided in your proxy card or Notice of Internet Availability of Proxy Materials or by your broker, bank, or other nominee.

By Order of the Board of Directors:

Maria Zannes
President and Chief Executive Officer

Dated: April 15, 2024

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to Be Held on June 4, 2024

The proxy statement and the 2023 Annual Report to Stockholders are available at www.proxyvote.com.

bioAffinity Technologies, Inc.

22211 W Interstate 10, Suite 1206

San Antonio, Texas 78257

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2024

GENERAL INFORMATION

The Board of Directors (the “Board”) of bioAffinity Technologies, Inc., a Delaware corporation (the “Company”), is soliciting proxies to be used at the 2024 Annual Meeting of Stockholders to be held on Tuesday, June 4, 2024, at 8:00 a.m. Central Time (the “Annual Meeting”) at the Company’s principal office at 22211 West Interstate 10, Suite 1206, San Antonio, Texas 78257. This proxy statement (this “Proxy Statement”) and the 2023 Annual Report to Stockholders are posted on the internet at www.proxyvote.com, and the Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed to our stockholders on or about April 15, 2024. If you previously requested electronic or paper delivery of the proxy materials, you will be sent the proxy statement, the accompanying proxy card, and the 2023 Annual Report to Stockholders on or about April 15, 2024.

Voting Matters and the Board’s Recommendation

Agenda Item	Board Vote Recommendation	Page Reference
Election of eight directors	FOR each Director Nominee	11

Approval of the bioAffinity Technologies, Inc. 2024 Incentive Compensation Plan	FOR	13

Approval of charter amendment to increase authorized shares from 25,000,000 shares to 100,000,000 shares	FOR	19

Ratification of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024	FOR	21

Approval of the issuance of up to an aggregate of 1,632,000 shares of our common stock upon the exercise of our common stock purchase warrants issued in connection with our private placement offering that closed on March 8, 2024	FOR	25

Approval of the Adjournment Proposal	FOR	28

In addition to these matters, stockholders may be asked to vote on such other business as may properly come before the Annual Meeting.

Even if you plan to attend the Annual Meeting, please vote in advance so that your vote will be counted if you later decide not to attend the Annual Meeting.

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QUESTIONS AND ANSWERS ABOUT

THE PROXY MATERIALS AND THE ANNUAL MEETING

Who is soliciting my vote?

The Board of Directors of bioAffinity Technologies, Inc. is soliciting your proxy to be used at the Annual Meeting.

Why did I receive a one-page Notice in the mail regarding the internet availability of proxy materials this year instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to mail to our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials. All stockholders receiving the Notice will have the ability to access the proxy materials over the internet and receive a paper copy of the proxy materials by mail on request. Instructions on how to access the proxy materials over the internet or to request a paper copy may be found in the Notice. In addition, the Notice contains instructions on how you may access proxy materials in printed form by mail or electronically on an ongoing basis. This process has allowed us to expedite our stockholders’ receipt of proxy materials, lower the costs of distribution, and reduce the environmental impact of our Annual Meeting.

When and where will the Annual Meeting be held?

The Annual Meeting will be held on Tuesday, June 4, 2024, at 8:00 a.m. Central Time, at the Company’s principal office at 22211 West Interstate 10, Suite 1206, San Antonio, Texas 78257.

What do I need to do if I would like to attend the Annual Meeting?

If you wish to attend the Annual Meeting in person, you must present a valid form of photo identification, such as a driver’s license. If you are a beneficial owner of common stock that is held of record by a bank, broker, or other nominee, you will also need proof of ownership to be admitted. In this regard, a recent brokerage statement or a letter from your bank or broker are examples of proof of ownership. The Company reserves the right to prohibit cameras, recording equipment, or electronic devices in the Annual Meeting.

What am I voting on at the Annual Meeting?

The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:

Proposal No. 1: To elect the eight director nominees listed in the accompanying Proxy Statement to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Proposal No. 2: To consider and approve the bioAffinity Technologies, Inc. 2014 Incentive Compensation Plan (the “2024 Plan”)

Proposal No. 3: To consider and approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to increase the number of shares of common stock authorized for issuance from 25,000,000 shares to 100,000,000 shares (the “Increase In Authorized Shares Proposal”).

Proposal No. 4: To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Proposal No. 5: To consider and approve the issuance of up to an aggregate of 1,632,000 shares of our common stock upon the exercise of our common stock purchase warrants issued to institutional investors and designees of the placement agent in connection with our private placement offering that closed on March 8, 2024, that may be equal to or exceed 20% of our common stock outstanding before such offering (the “Warrant Exercise Proposal”).

Proposal No. 6: To consider and approve the adjournment of the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Increase In Authorized Shares Proposal and the Warrant Exercise Proposal (the “Adjournment Proposal”).

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Additionally, the proxies, at their discretion and if designated as such, are authorized to vote upon such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof.

Who is entitled to vote?

Stockholders as of the close of business on the record date of April 8, 2024 (the “Record Date”), are entitled to vote at the Annual Meeting or any postponement or adjournment thereof. As of the Record Date, there were 11,514,354 shares of the Company’s common stock, par value $0.007 per share (the “Common Stock”), outstanding.

How many votes per share of Common Stock held are stockholders entitled to?

Stockholders have one vote per share on all matters presented at the Annual Meeting.

What is the difference between holding shares of Common Stock as a “stockholder of record” and holding shares in “street name”?

Shares held as a “stockholder of record” (also called a “registered holder”) are shares held directly in your name. Shares held in “street name” are shares held for you in an account with a broker, bank, or other nominee.

How do I vote my shares?

If you are a registered holder, you may vote:

●	By internet. Via the Internet at www.proxyvote.com.;

●	By telephone. If you are located within the United States and Canada, call 1-800-690-6903 (toll-free) from a touch-tone telephone;

●	By mail. By returning a properly executed proxy card in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717; or

●	In person. You may vote in person at the Annual Meeting.

To vote online or via telephone, you will need your unique control number. You can find the control number on your proxy card or Notice. Be sure to have your proxy card or your Notice in hand and follow the instructions. Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on June 3, 2024, for the voting of shares held by stockholders of record as of the Record Date. Proxy cards with respect to shares held of record must be received no later than June 3, 2024.

If you hold your shares in street name, you may vote:

●	By internet*. Via the Internet at www.proxyvote.com. To vote online, you will need your unique control number;

●	By telephone*. If you are located within the United States and Canada, call 1-800-454-8683 (toll-free) from a touch-tone telephone;

●	By mail: By returning a properly executed voting instruction form by mail, depending upon the method(s) your broker, bank or other nominee makes available; or

●	In person: To do so, you must request a legal proxy from your broker, bank, or other nominee and present it at the Annual Meeting.

*Not all street name holders may be able to vote at the web address and phone number provided above.

If your shares are held in street name, please check the voting instruction form or Notice provided to you by your broker, bank, or other nominee for internet or telephone voting availability. If internet and/or telephone voting are available to a street name holder, such facilities will close at 11:59 p.m. Eastern Time on June 3, 2024. To vote online or via telephone, you will need your unique control number. You can find the control number on your voting instruction form or Notice. Be sure to have your voting instruction form or your Notice in hand and follow the instructions.

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What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

All shares held by recordholders entitled to vote, represented by a properly executed and unrevoked proxy received in time for the Annual Meeting, will be voted in accordance with the instructions given. In the absence of such instructions, shares will be voted as recommended by the Board. The persons named as proxies will also be authorized to vote in their discretion upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof. If any nominee for director is unable to serve, which is not now contemplated, the proxies will be voted for such substitute nominee(s) as the Board recommends.

What are “broker non-votes”?

Banks, brokers, and other agents acting as nominees are permitted to use discretionary voting authority to vote for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers, banks, or other nominees are not permitted to use discretionary voting authority to vote for proposals that are deemed “non-routine” by the New York Stock Exchange. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation, and certain corporate governance proposals, even if management supported. We believe that Proposals 3, 4 and 6 will be treated by the New York Stock Exchange as routine matters and Proposals 1, 2 and 5 will be treated by the New York Stock Exchange as non-routine matters. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been distributed. As such, it is important that you provide voting instructions to your broker, bank, or other nominee as to how to vote your shares, if you wish to ensure that your shares are present and voted at the Annual Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.

When there is at least one “routine” matter to be considered at a meeting, a “broker non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received instructions from the beneficial owner.

What constitutes a quorum?

A quorum for the transaction of business at the Annual Meeting requires representation, in person or by proxy, of the holders of a majority of the Company’s issued and outstanding shares of Common Stock. Abstentions and broker non-votes will be counted as shares that are present for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting.

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What is the voting requirement to approve each of the proposals?

Proposal	Vote Required	Voting Options	Impact of “Abstain” Vote	Impact of Broker Non-Votes
Proposal No. 1: Election of Directors	Each nominee must receive a majority of the votes cast at the Annual Meeting in favor of the nominee’s election in order for the nominee to be elected to the Board. With respect to each director nominee, a majority of the votes cast means that the number of shares voted “FOR” the nominee must exceed the number of shares voted “AGAINST” such nominee’s election.	“FOR” “AGAINST” “ABSTAIN”	No effect	No effect

Proposal No. 2: Approval of the 2024 Incentive Compensation Plan	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	No effect

Proposal No. 3: Increase In Authorized Shares Proposal	The votes cast in favor of such proposal must exceed the votes cast against such proposal.	“FOR” “AGAINST” “ABSTAIN”	No effect	Not applicable

Proposal No. 4: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	Not applicable

Proposal No. 5: Warrant Exercise Proposal	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	No effect

Proposal No. 6: Adjournment Proposal	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	Not applicable

How does the Board recommend that I vote?

The Board recommends that you vote your shares:

●	“FOR” the eight director nominees for election to the Board (Proposal No. 1);

●	“FOR” the approval of the Company’s 2024 Incentive Compensation Plan (Proposal No. 2);

●	“FOR” the approval of the Increase in Authorized Shares Proposal (Proposal No. 3);

●	“FOR” the ratification of the approval of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024 (Proposal No. 4);

●	“FOR” the Warrant Exercise Proposal (Proposal No. 5); and

●	“FOR” the Adjournment Proposal (Proposal No. 6).

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Who will count the vote?

One or more inspectors of election at the Annual Meeting will tabulate and certify the votes.

What does it mean if I receive more than one set of Proxy Materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, please submit your proxy for each set of Proxy Materials via the internet, telephone or by signing, dating, and returning the enclosed proxy card in the enclosed envelope.

May I change my vote or revoke my proxy?

Yes. Whether you have voted by internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:

●	sending a written statement to that effect to the attention of the Company’s Secretary at the Company’s principal office at 22211 West Interstate 10, Suite 1206, San Antonio, Texas 78257, provided such statement is received no later than 11:59 p.m. Eastern Time on June 3, 2024;

●	voting again by internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m. Eastern Time on June 3, 2024;

●	submitting a properly signed proxy card to the attention of the Company’s Secretary at the Company’s principal office at 22211 West Interstate 10, Suite 1206, San Antonio, Texas 78257, with a later date that is received no later than 11:59 p.m. Eastern Time on June 3, 2024; or

●	attending and voting at the Annual Meeting on June 4, 2024.

Your last vote is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote at the Annual Meeting.

If you hold shares in street name, please refer to information from your bank, broker, or other intermediary on how to revoke or submit new voting instructions.

Who will pay for the cost of this proxy solicitation?

The Company will pay for the cost of soliciting proxies. Some of the Company’s directors, officers, or employees may (for no additional compensation) solicit proxies in person or by telephone, email, or facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

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THE BOARD OF DIRECTORS AND CERTAIN CORPORATE GOVERNANCE MATTERS

The Company is committed to implementing sound corporate governance practices, adhering to a robust corporate ethics policy, and equipping the Board and executive team with the tools and training necessary to manage the Company for the long-term benefit of the Company’s stockholders and the Company’s long-term sustainability. The Board has implemented a number of enhancements to the Company’s corporate governance practices, including adopting a majority vote standard for director elections.

Director Independence

The Company’s Common Stock is listed on the Nasdaq Capital Market (“Nasdaq”). The Nasdaq Stock Market LLC Rules (the “Nasdaq Rules”) require that a majority of the Board be “independent directors,” as defined in Nasdaq Rule 5605(a)(2). The Nasdaq listing standards subject members of the Company’s Audit Committee and Compensation Committee to additional independence requirements. The Board has affirmatively determined that each of the Company’s non-employee directors, which include Messrs. Robert Anderson, Stuart Diamond, Peter Knight, Gary Rubin, and Jamie Platt are independent directors under the Nasdaq Rules and listing standards, including with respect to each director’s committee service.

Leadership Structure

Maria Zannes has served as the Company’s President and Chief Executive Officer (“CEO”) since the Company’s inception in March 2014. Steven Girgenti has served as the Company’s Executive Chairman since November 2014. In addition to the roles of the President, CEO, and Executive Chairman, the Company’s By-laws require the Board to elect or appoint a Chief Financial Officer, a Treasurer, and a Secretary, who collectively serve as the officers of the Company. Any two or more offices may be held by the same person.

The Board does not have a policy regarding whether the roles of the Executive Chairman and CEO should be separate or combined. The Board believes that it should retain flexibility in deciding from time to time which leadership structure is in the best interests of the Company and its stockholders. At this time, the Board believes that separating the Executive Chairman and CEO roles best serves the needs of the Company’s business, enabling the Company to benefit from Mr. Girgenti’s extensive experience in healthcare marketing strategies, financing, and business diversification through merger and acquisition opportunities along with his skill in building emerging growth companies into multi-national corporations, while leveraging Ms. Zannes’ legal and regulatory background, experience in project management and team leadership, long-standing relationships with the team of award-winning scientists and business leaders that she has built to advance the Company’s objectives, and passion for defining and advancing the Company’s strategic goals.

Communications with the Board of Directors

Stockholders may communicate directly with the Board. All communications should be in writing and directed to the Company Secretary, Timothy P. Zannes, at bioAffinity Technologies, Inc., 22211 West Interstate 10, Suite 1206, San Antonio, Texas 78257, and should prominently indicate on the outside of the envelope that it is intended for the Board. The Company Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed appropriate, the Company Secretary will forward correspondence to the Chairman of the Board or any specific director or Committee to whom the correspondence is directed.

Board Committees

The Board directs and oversees the management of the Company’s business and affairs and has three standing committees, consisting of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Each committee operates under a Board-approved charter, a copy of which is available on the Investor Relations section of the Company’s website at ir.bioaffinitytech.com and can be accessed through the “Governance Documents” hyperlink under the “Governance” tab.

Audit Committee

The Audit Committee consists of Stuart Diamond (Chairman), Robert Anderson, and Gary Rubin, all of whom have been deemed independent by the Board in accordance with the requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and applicable Nasdaq Rules. The Board has also determined that Stuart Diamond and Gary Rubin are “Audit Committee financial experts” as defined in Item 407(d)(5)(ii) of Regulation S-K. All members of the Audit Committee are financially literate, as determined by the Board, and can read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement.

The responsibilities and duties of the Audit Committee are set forth in its charter and include assisting the Board in overseeing the following:

●	selecting, retaining, compensating, overseeing, and determining the retention of an independent registered public accounting firm to audit the Company’s annual financial statements, books, records, accounts, and internal controls over financial reporting and any other registered public accounting firm engaged to prepare or issue an audit report or to perform other audit, review, or attest services for the Company;

●	reviewing and discussing the results of a report prepared by the Company’s independent auditors concerning the accounting firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, peer review, or review by the Public Company Accounting Oversight Board (the “PCAOB”), and all relationships between the firm and the Company or any of its subsidiaries;

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●	reviewing and discussing with the Company’s independent auditors the responsibilities of the auditors under generally accepted auditing standards; any significant risks identified during the auditors’ risk-assessment procedures; the scope, timing and results of the Company’s annual audit; and all critical accounting policies and practices to be used in the audit;

●	reviewing, approving, and overseeing any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) on an ongoing basis; informing the Company’s independent auditors of the Company’s significant relationships and related-party transactions; and reviewing and discussing with the Company’s independent auditors the auditors’ evaluation of the Company’s identification of, accounting for, and disclosure of its related-party relationships and transactions;

●	recommending to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K and producing the Audit Committee Report required to be included in this Proxy Statement;

●	establishing the Company’s hiring policies for employees or former employees of the Company’s independent auditors that participated in any capacity in any Company audit;

●	monitoring the Company’s compliance with, investigating any alleged breach of, and enforcing the Company’s Code of Business Conduct and Ethics;

●	reviewing and discussing the Company’s policies regarding information technology security and protection from cyber risks;

●	reviewing with the Company’s general counsel and outside legal counsel any legal and regulatory matters that could impact the Company’s financial statements; and

●	reporting regularly to the Board on the Audit Committee’s discussion and actions, including any significant issues or concerns that arise at the Audit Committee meetings.

For additional information on the Audit Committee’s role and its oversight of the independent auditor during 2023, see “Report of the Audit Committee.”

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Gary Rubin (Chairman), Peter Knight, and Robert Anderson, each of whom has been deemed independent by the Board in accordance with the applicable Nasdaq Rules. The Nominating and Corporate Governance Committee is primarily responsible for identifying qualified candidates for nomination to the Board and for developing and maintaining the Company’s corporate governance policies.

The responsibilities and duties of the Nominating and Corporate Governance Committee are set forth in its charter and include the following:

●	identifying and screening individuals qualified to become members of the Board, consistent with Board-approved criteria;

●	making recommendations to the Board concerning the selection and approval of director-nominees to be submitted to a stockholder vote at the Annual Meeting, subject to the Board’s approval;

●	developing and recommending for the Board’s approval standards for assessing whether a director has a relationship with the Company that would impair director independence; and

●	reporting regularly to the Board regarding the Nominating and Corporate Governance Committee’s actions and making recommendations to the Board as appropriate.

For more information concerning the Nominating and Corporate Governance Committee’s process of making director nominations and the current director nominees, see Proposal No. 1.

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Compensation Committee

The Compensation Committee consists of Peter Knight (Chairman), Stuart Diamond, and Jamie Platt. The Board has determined that each Compensation Committee member is independent according to the applicable Nasdaq Rules and the Company’s independence guidelines.

The responsibilities and duties of the Compensation Committee are set forth in its charter and include the following:

●	reviewing and approving annually the corporate goals and objectives applicable to the CEO’s compensation, evaluating the CEO’s performance in light of those goals and objectives, and determining and approving the CEO’s compensation level based on the Compensation Committee’s evaluation;

●	reviewing and approving the compensation of all of the Company’s other executive officers;

●	assessing, making recommendations to the Board regarding, and administering the Company’s incentive-compensation plans and equity-based plans, including designating the recipients, amounts, and terms and conditions applicable to the awards to be granted under each plan;

●	reviewing and discussing at least annually the relationship between compensation and risk-management policies and practices;

●	reviewing at least annually all director compensation and benefits for service on the Board and Board committees and recommending any changes to the Board as necessary; and

●	reporting regularly to the Board regarding the Compensation Committee’s actions and making recommendations to the Board as appropriate.

Attendance at Board Meetings

During 2023, the Board held five meetings, the Audit Committee held four meetings, the Compensation Committee held two meetings, and the Nominating and Corporate Governance Committee held one meeting. All of the directors attended at least 75% of the total number of Board meetings and, to the extent applicable, of the total number of meetings held by all Board committees on which such director served. The Board also took action on a number of occasions as needed without a physical meeting in the form of unanimous written consents.

Annual Meeting Attendance

Although the Company does not have a formal policy regarding director attendance at annual stockholder meetings, directors are encouraged to attend annual stockholder meetings. Two directors attended the 2023 annual meeting of stockholders.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct applicable to all of the Company’s directors, officers, and employees. A copy of the Code of Ethics and Business Conduct is available on the Investor Relations section of the Company’s website at ir.bioaffinitytech.com and can be accessed through the “Governance Documents” hyperlink under the “Governance” tab.

Insider Trading Policy

The Company maintains a policy on insider trading that applies to any and all transactions in the Company’s securities held by any director, officer, or employee. The policy prohibits all directors, officers, and employees of the Company from trading in the Company’s securities while in possession of material nonpublic information (“MNPI”) about the Company and from giving MNPI to others who may trade on the basis of such information. Under the policy, Timothy Zannes, the Company’s Executive Vice President, Secretary, and General Counsel, is designated as the Company’s Insider Trading Compliance Officer (the “Compliance Officer”). Prior to engaging in transfers of Company securities intended to comply with the affirmative defense provided under Rule 10b5-1 promulgated under the Exchange Act, employees, officers, and directors must receive the Compliance Officer’s approval.

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Prohibition against Short Sales and Hedging

Pursuant to our Insider Trading Policy, we prohibit our employees, officers and directors from trading in any interest or position relating to the future price of Company securities, such as a put, call or short sale (including a short sale “against the box”).

Role of the Board in Risk Oversight

One of the key functions of the Board is informed oversight of the Company’s risk management process. The Board does not have a standing risk management committee but rather administers its oversight function directly through the Board as a whole and through its standing committees that address risks inherent in their respective oversight areas. In particular, the Board is responsible for monitoring and assessing strategic risk exposure. The Audit Committee has the responsibility to consider and discuss (i) the Company’s major financial risk exposures and the steps management has taken to monitor and control these exposures, which includes establishing guidelines and policies to govern the process by which risk assessment and management is undertaken and (ii) policies regarding information technology security and protection from cyber risks The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of the Company’s external audit function.

The Nominating and Corporate Governance Committee monitors the effectiveness of the Company’s corporate governance guidelines. The Compensation Committee assesses and monitors whether any of the Company’s compensation policies and programs has the potential to encourage excessive risk-taking. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the full Board is regularly informed of such risks through committee reports and otherwise. While the Board oversees the Company’s overall risk management, the day-to-day management processes are executed by the Company’s management team. The Company believes that division of responsibilities enables the Company to address risks most effectively.

Role of the Board in Human Capital Oversight

The Company places significant emphasis on the recruitment, development, and retention of its employees who include award-winning scientists dedicated to advancing scientific discovery from bench to bedside. Of our nine employees engaged in research and development, all of whom are employed full-time, one holds an M.D. and six hold Ph.Ds in biology or medicinal chemistry. Of the 53 employees at PPLS, nearly half have worked at our clinical laboratory for more than five years.

Our Executive Vice President and Chief Medical and Science Officer, Vivienne Rebel, holds an M.D. and Ph.D. Business development is led by our Chief Operating Officer, Xavier Reveles, who has 25 years of experience as a clinical geneticist skilled in the creation and management of clinical laboratories certified under the Clinical Laboratory Improvement Amendments of 1988 (“CLIA”), coding, and Current Procedural Terminology (“CPT”) reimbursement valuations. Mr. Reveles is board certified by the American Society of Clinical Pathology as a clinical specialist in cytogenetics who has successfully launched multiple diagnostics and commercial laboratories. We have recently attracted experienced salespeople with a proven record in the pulmonary field. In November 2023, we hired Dallas Coleman as National Sales Director who has more than 15 years of experience in medical sales and marketing, most recently as Executive Account Manager for the respiratory portfolio of Olympus America’s therapeutic solutions division. In February 2024, Cole Koeppen joined us as Pulmonary Sales Executive for CyPath® Lung in North Texas. Previously, he was Territory Sales Associate for Pulmonx Corporation, a provider of treatments for patients with COPD. Our innovative and collaborative culture is in part responsible for our ability to attract and retain highly skilled professionals seeking professional advancement. Outside partnerships and collaborations that advance business and scientific research are encouraged, allowing us to multiply workforce efforts without expending significant capital.

The Board, led by the Compensation Committee, oversees employee compensation and incentivization programs. The Company’s compensation systems reflect the Company’s emphasis on retention and development. The Board also oversees the Company’s efforts to provide pay, benefits, and services that help meet the varying needs of its employees. Compensation and benefits include market-competitive pay, retirement programs, broad-based bonuses, stock options, health and welfare benefits, financial counseling, paid time off, and family leave.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Board Composition and Election

The Company’s By-laws require the Board to consist of at least five but not more than eight directors. Currently, the Board consists of eight directors. Each of the Company’s current directors is being nominated for re-election to the Board.

Directors are elected annually and hold office until their respective successors are duly elected and qualified. Each director nominee currently serves as a director of the Company. Proxies solicited by the Board will, unless otherwise directed, be voted to elect the eight nominees named below to constitute the entire Board. All nominees have consented to be named and have indicated their intent to serve if elected. In the event any of the nominees shall be unable or unwilling to serve as a director, the persons named in the proxy intend to vote “FOR” the election of any person as may be nominated by the Board in substitution. The Company has no reason to believe that any of the nominees named below will be unable to serve as a director if elected.

Board Nominations

The Board has established a Nominating and Corporate Governance Committee that operates pursuant to a charter adopted by the Board.

The Nominating and Corporate Governance Committee Charter sets forth criteria that the Committee may consider, among other criteria deemed appropriate by the committee, in recommending candidates for election to the Board. The Board has no formal policy regarding diversity, but diversity is considered when evaluating nominees because the Board believes that gender and minority representation is a key component in attaining the diverse array of viewpoints sought by the Board among its members. The Company also does not have formal stock ownership guidelines for directors, but ownership of the Company’s Common Stock by directors is encouraged and, in part, facilitated by grants of stock options and restricted stock awards to directors as described below under “Director and Executive Compensation – Director Compensation.”

Directors are not restricted to term limits, but the Board considers each director’s tenure, level of involvement on the Board, and other attributes and qualities to determine whether to approve a director as a nominee for re-election.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders if provided with the following: (i) the written consent of the candidate(s) for nomination as a director and verification as to the accuracy of the biographical and other information submitted in support of the candidate; (ii) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director; and (iii) all information regarding the candidate(s) and the submitting stockholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board. Any recommendations received from stockholders will be evaluated in the same manner that other potential nominees are evaluated. Any stockholder that wishes to present a director candidate for consideration should submit the information identified above pursuant to the procedures set forth above under “Communications with the Board of Directors.” With respect to the timing of stockholder nominations for the 2025 annual meeting of stockholders (the “2025 Annual Meeting”), please see the discussion set forth below under “Stockholder Proposals For 2025 Annual Meeting.” The Company received no nominations of board candidates from any stockholders for this year’s Annual Meeting.

Director Nominee Information

Certain information concerning each director nominee as of April 8, 2024, is set forth below.

Director Nominee	Age	Director Since	Current Company Position(s)
Maria Zannes, JD	68	March 2014	President, CEO, and Director
Steven Girgenti	78	March 2014	Executive Chairman and Director
Robert Anderson	83	March 2014	Director (1) (2) (3)
Stuart Diamond	63	January 2022	Director (1*) (2)
Peter Knight	73	May 2018	Director (2*) (3)
Gary Rubin	68	October 2017	Director (1) (3*)
Roby Joyce, MD	76	September 2023	Director
Jamie Platt, PhD	57	December 2023	Director (2)

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee
*	Committee Chairman

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The business experience, qualifications, attributes, and skills that led the Nominating and Corporate Governance Committee to nominate each director nominee are provided below.

Director Qualifications and Experience

In determining which director nominees to nominate for election to the Board, the Board considered an array of factors related to each nominee’s primary experience, qualifications, attributes, and skills. Among such factors, the Board evaluated each nominee’s professional standing in the nominee’s chosen field, experience in financial services or related industries, experience reviewing financial statements and financial matters, civic and community involvement, qualification for director independence, leadership and team building skills, diversity by race, gender, or culture, degree of collegiality and insightfulness, and stock ownership in the Company.

Director Biographical Information

The biographical information of each director nominee is included in this Proxy Statement under “Directors and Executive Officers – Biographical Information.”

Vote Required

If a quorum exists, the nominees for director receiving a majority of the votes cast (i.e., the number of shares voted “for” a director nominee exceeds the number of votes cast “against” that nominee), will be elected as directors. Abstentions and broker non-votes are not votes cast and will have no effect on the outcome of this vote.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE

NAMED DIRECTOR NOMINEES TO BE ELECTED TO THE BOARD OF DIRECTORS.

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PROPOSAL NO. 2

APPROVAL OF THE BIOAFFINITY 2024 INCENTIVE COMPENSATION PLAN

Our 2014 Equity Incentive Plan terminated on the tenth anniversary of its date of adoption by the Board of Directors and our stockholders. Therefore, we no longer have an active plan pursuant to which we can issue equity awards to our employees or directors and are requesting approval of a new plan pursuant to which we can issue equity awards to officer, directors and certain consultants. The 2024 Incentive Compensation Plan (the “2024 Plan”) was approved and adopted on March 27, 2024 by our Board of Directors. The principal provisions of the 2024 Plan are summarized below.

Reasons for the Proposed 2024 Plan

The Board of Directors recommends that stockholders vote “FOR” the adoption of the 2024 Plan. In making such recommendation, the Board of Directors considered a number of factors, including the following:

●	Equity-based compensation awards are a critical element of our overall compensation program. We believe that our long-term incentive compensation program aligns the interests of management, employees, and stockholders to create long-term stockholder value. The 2024 Plan will allow us to continue to attract, motivate, and retain our officers, key employees, non-employee directors, and consultants.

●	Due to the expiration of the 2014 Equity Incentive Plan (the “2014 Plan”), we no longer have any shares remaining available for grant under the prior plan.

Stockholders are asked to approve the 2024 Plan to satisfy Nasdaq requirements relating to stockholder approval of equity compensation and to qualify certain stock options authorized under the 2024 Plan for treatment as incentive stock options under Section 422 of the Internal Revenue Code.

Administration

The 2024 Plan vests broad powers in a committee to administer and interpret the 2024 Plan. Our Board has initially designated the Compensation Committee to administer the 2024 Plan. Except when limited by the terms of the 2024 Plan, the Compensation Committee has the authority to, among other things: select the persons to be granted awards; determine the type, size and term of awards; establish performance objectives and conditions for earning awards; determine whether such performance objectives and conditions have been met; and accelerate the vesting or exercisability of an award. In its discretion, the Compensation Committee may delegate all or part of its authority and duties with respect to granting awards to one or more of our officers, subject to certain limitations and provided applicable law so permits.

Our Board may amend, alter or discontinue the 2024 Plan and the Compensation Committee may amend any outstanding award at any time; provided, however, that no such amendment or termination may adversely affect awards then outstanding without the holder’s permission. In addition, any amendments seeking to increase the total number of shares reserved for issuance under the 2024 Plan or modifying the classes of participants eligible to receive awards under the 2024 Plan will require ratification by our stockholders in accordance with applicable law. Additionally, as described more fully below, neither the Compensation Committee nor the Board is permitted to reprice outstanding options or stock appreciation rights without stockholder consent.

Eligibility

Any of our employees, directors, consultants, and other service providers, or those of our affiliates, are eligible to participate in the 2024 Plan and may be selected by the Compensation Committee to receive an award.

Vesting

The Compensation Committee determines the vesting conditions for awards. These conditions may include the continued employment or service of the participant, the attainment of specific individual or corporate performance goals, or other factors as determined in the Compensation Committee’s discretion (collectively, “Vesting Conditions”).

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Shares of Stock Available for Issuance

Subject to certain adjustments, the maximum number of shares of Common Stock that may be issued under the 2024 Plan in connection with awards is 2,000,000 shares. All available shares may be utilized toward the grant of any type of award under the 2024 Plan.

In the event of any merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends), or other similar corporate event or transaction that affects our Common Stock, the Compensation Committee shall make adjustments to the number and kind of shares authorized by the 2024 Plan and covered under outstanding 2024 Plan awards as it determines appropriate and equitable. Shares subject to 2024 Plan awards that expire without being fully exercised or that are otherwise forfeited, cancelled, or terminated may again be made available for issuance under the 2024 Plan. In addition, shares withheld in settlement of a tax withholding obligation, or in satisfaction of the exercise price payable upon exercise of an option, may again become available for issuance under the 2024 Plan.

Types of Awards

The following types of awards may be granted to participants under the 2024 Plan: (i) incentive stock options (“ISOs”); (ii) nonqualified stock options (“NQOs”, and together with ISOs, “options”), (iii) stock appreciation rights, (iv) restricted stock, (v) restricted stock units, (vi) performance shares or units, and (vii) other stock-based awards.

Stock Options. An option entitles the holder to purchase from us a stated number of shares of Common Stock. An ISO may only be granted to an employee of ours or our eligible affiliates. The Compensation Committee will specify the number of shares of Common Stock subject to each option and the exercise price for such option, provided that the exercise price may not be less than the fair market value of a share of Common Stock on the date the option is granted. Notwithstanding the foregoing, if ISOs are granted to any 10% stockholder, the exercise price shall not be less than 110% of the fair market value of Common Stock on the date the option is granted.

Generally, options may be exercised in whole or in part through a cash payment. The Compensation Committee may, in its sole discretion, permit payment of the exercise price of an option in the form of previously acquired shares based on the fair market value of the shares on the date the option is exercised, through means of “net settlement,” which involves the cancellation of a portion of the option to cover the cost of exercising the balance of the option or by such other means as it deems acceptable.

All options shall be or become exercisable in accordance with the terms of the applicable award agreement. The maximum term of an option shall be determined by the Compensation Committee on the date of grant but shall not exceed 10 years (five years in the case of ISOs granted to any 10% stockholder). In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of Common Stock with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as non-qualified stock options.

On April 8, 2024, the closing price of our Common Stock was $2.65 per share.

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Unless otherwise provided in an award agreement or determined by the Compensation Committee, if a participant terminates employment with us (or our affiliates) due to death or disability, the participant’s unexercised options may be exercised, to the extent they were exercisable on the termination date, for a period of 12 months from the termination date or until the expiration of the original award term, whichever period is shorter. If the participant terminates employment with us (or our affiliates) for cause, all unexercised options (whether vested or unvested) shall terminate and be forfeited on the termination date. If the participant’s employment terminates for any other reason, any vested but unexercised options may be exercised by the participant, to the extent exercisable at the time of termination, for a period of 90 days from the termination date (or such time as specified by the Compensation Committee at or after grant) or until the expiration of the original option, whichever period is shorter. Unless otherwise provided by the Compensation Committee, any options that are not exercisable at the time of termination of employment shall terminate and be forfeited on the termination date.

Stock Appreciation Rights. A stock appreciation right represents the right to receive, upon exercise, any appreciation in a share of Common Stock over a particular time period. The base price of a stock appreciation right shall not be less than the fair market value of a share of Common Stock on the date the stock appreciation right is granted. This award is intended to mirror the benefit the participant would have received if the Compensation Committee had granted the participant an option. The maximum term of a stock appreciation right shall be determined by the Compensation Committee on the date of grant but shall not exceed 10 years. Distributions with respect to stock appreciation rights may be made in cash, shares of Common Stock, or a combination of both, at the Compensation Committee’s discretion. Unless otherwise provided in an award agreement, if a participant terminates employment with us, such participant’s stock appreciation rights shall terminate and be forfeited on the termination date.

Restricted Stock. A restricted stock award is a grant of shares of Common Stock, which are subject to forfeiture restrictions during a restriction period. The Compensation Committee will determine the price, if any, to be paid by the participant for each share of Common Stock subject to a restricted stock award. The restricted stock may be subject to Vesting Conditions. If the specified Vesting Conditions are not attained, the participant will forfeit the portion of the restricted stock award with respect to which those conditions are not attained, and the underlying Common Stock will be forfeited to us. At the end of the restriction period, if the Vesting Conditions have been satisfied, the restrictions imposed will lapse with respect to the applicable number of shares. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon termination a participant will forfeit all restricted stock that then remains subject to forfeiture restrictions.

Restricted Stock Units. Restricted stock units are granted in reference to a specified number of shares of Common Stock and entitle the holder to receive, on the achievement of applicable Vesting Conditions, shares of Common Stock. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon termination a participant will forfeit all restricted stock units that then remain subject to forfeiture.

Change in Control

In the event of a change in control, the Compensation Committee may, unless otherwise provided in an award agreement, take one or more of the following actions: (i) cause any or all outstanding stock options and stock appreciation rights to become vested and immediately exercisable, in whole or in part; (ii) cause any or all outstanding restricted stock, stock units, and any other award to become non-forfeitable, in whole or in part; (iii) cancel any stock option or stock appreciation right in exchange for a substitute option; (iv) cancel any restricted stock, stock units, performance shares or performance units in exchange for restricted stock or performance shares of or stock or performance units in respect of the capital stock of any successor corporation; (v) redeem any restricted stock for cash and/or other substitute consideration with a value equal to the fair market value of an unrestricted share of Common Stock on the date of the change in control; or (vi) terminate any award in exchange for an amount of cash and/or property equal to the amount, if any, that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the change in control.

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Miscellaneous

Generally, awards granted under the 2024 Plan shall be nontransferable except by will or by the laws of descent and distribution. No participant shall have any rights as a stockholder with respect to shares covered by options or restricted stock units, unless and until such awards are settled in shares of Common Stock. The Company’s obligation to issue shares or to otherwise make payments in respect of 2024 Plan awards will be conditioned on the Company’s ability to do so in compliance with all applicable laws and exchange listing requirements. The awards will be subject to our recoupment and stock ownership policies, as may be in effect from time to time. The 2024 Plan will expire 10 years after it becomes effective.

U.S. Federal Income Tax Consequences

The following is a brief summary of the general U.S. federal income tax consequences relating to the 2024 Plan. This summary is based on U.S. federal tax laws and regulations in effect on the date of this Proxy Statement and does not purport to be a complete description of the U.S. federal income tax laws.

Incentive Stock Options. Incentive stock options are intended to qualify for special treatment available under Section 422 of the Internal Revenue Code. A participant who is granted an incentive stock option will not recognize ordinary income at the time of grant. A participant will not recognize ordinary income upon the exercise of an incentive stock option provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the grant date of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant’s employment is terminated due to permanent and total disability).

If the participant does not sell or otherwise dispose of the shares of Common Stock acquired upon the exercise of an incentive stock option within two years from the grant date of the incentive stock option or within one year after he or she receives the shares of Common Stock, then, upon disposition of such shares of Common Stock, any amount recognized in excess of the exercise price will be taxed to the participant as a capital gain. The participant will generally recognize a capital loss to the extent that the amount recognized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares of Common Stock in an amount equal to the lesser of (i) the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price or (ii) the excess, if any, of the amount recognized upon disposition of the shares of Common Stock over the exercise price. Any amount recognized in excess of the value of the shares of Common Stock on the date of exercise will be capital gain. If the amount recognized is less than the exercise price, the participant generally will recognize a capital loss equal to the excess of the exercise price over the amount recognized upon the disposition of the shares of Common Stock.

The rules described above that generally apply to incentive stock options do not apply when calculating any alternative minimum tax liability. The rules affecting the application of the alternative minimum tax are complex, and their effect depends on individual circumstances, including whether a participant has items of adjustment other than those derived from incentive stock options.

Nonqualified Stock Options. A participant will not recognize ordinary income when a nonqualified stock option is granted. When a nonqualified stock option is exercised, a participant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock that the participant purchased over the exercise price he or she paid.

Stock Appreciation Rights. A participant will not recognize ordinary income when a SAR is granted. When a SAR is exercised, the participant will recognize ordinary income equal to the cash and/or the fair market value of shares of Common Stock the participant receives.

Restricted Shares. A participant who has been granted restricted shares will not recognize ordinary income at the time of grant, assuming that the underlying shares of Common Stock are not transferable and that the restrictions create a “substantial risk of forfeiture” for federal income tax purposes and that the participant does not make an election under Section 83(b) of the Internal Revenue Code. Generally, upon the vesting of restricted shares, the participant will recognize ordinary income in an amount equal to the then fair market value of the shares of Common Stock, less any consideration paid for such shares of Common Stock. Any gains or losses recognized by the participant upon disposition of the shares of Common Stock will be treated as capital gains or losses. However, a participant may elect, pursuant to Section 83(b) of the Internal Revenue Code, to have income recognized at the date of grant of a restricted share award equal to the fair market value of the shares of Common Stock on the grant date (less any amount paid for the restricted shares) and to have the applicable capital gain holding period commence as of that date.

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Restricted Share Units. A participant generally will not recognize ordinary income when restricted share units are granted. Instead, a participant will recognize ordinary income when the restricted share units are settled in an amount equal to the fair market value of the shares of Common Stock or the cash he or she receives, less any consideration paid.

Sale of Shares. When a participant sells shares of Common Stock that he or she has received under an award, the participant will generally recognize long-term capital gain or loss if, at the time of the sale, the participant has held the shares of Common Stock for more than one year (or, in the case of a restricted share award, more than one year from the date the restricted shares vested unless the participant made an election pursuant to Section 83(b) of the Internal Revenue Code, described above). If the participant has held the shares of Common Stock for one year or less, the gain or loss will be a short-term capital gain or loss.

Section 409A of the Tax Code. In 2004, the Internal Revenue Code was amended to add Section 409A, which created new rules for amounts deferred under nonqualified deferred compensation plans. Section 409A includes a broad definition of nonqualified deferred compensation plans which may extend to various types of awards granted under the 2024 Plan. If an award is subject to, but fails to comply with, Section 409A, the participant would generally be subject to accelerated income taxation, plus a penalty tax and an interest charge. The Company intends that awards granted under the 2024 Plan will either be exempt from, or will comply with, Section 409A.

Tax Deductibility of Compensation Provided Under the 2024 Plan. When a participant recognizes ordinary compensation income as a result of an award granted under the 2024 Plan, the Company may be permitted to claim a federal income tax deduction for such compensation, subject to various limitations that may apply under applicable law.

Further, to the extent that compensation provided under the 2024 Plan may be deemed to be contingent upon a change in control of the Company, a portion of such compensation may be non-deductible by the Company under Section 280G of the Internal Revenue Code and may be subject to a 20% excise tax imposed on the recipient of the compensation.

New Plan Benefits

Because it is within the discretion of the Compensation Committee to determine which non-employee directors, employees and consultants will receive awards and the amount and type of awards received, it is not presently possible to determine the number of individuals to whom awards will be made in the future under the 2024 Plan or the amount of the awards except that (i) due to the expiration of the 2014 Plan on March 25, 2024, none of the Company’s directors received an April 2024 restricted stock grant in accordance with the director compensation program then in effect, accordingly, upon approval of the 2024 Plan, each director will be granted a restricted stock award valued at $18,750 based on the fair market value of the Company’s Common Stock on the grant date (which shall be deemed to be the greater of (a) the average closing price of the Company’s Common Stock on the Nasdaq Stock Market over the 30 trading days prior to the grant date, or (b) the closing price of the Company’s Common Stock on the Nasdaq Stock Market on the trading date immediately prior to the grant date) that will vest after three months of continued service by the director, and (ii) we have adopted a director compensation policy that provides that each director will receive an annual equity grant of restricted stock on July 1 of each year with a grant date value (which shall be equal to the closing price of a share of the Company’s Common Stock as of the date of grant on the principal established stock exchange or national market system on which the Company’s Common Stock is then traded) of approximately $75,000 that will vest pro rata on a monthly basis for 12 months commencing on August 1 of each year.

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The awards granted during 2023 under our 2014 Plan are set forth in the following table.

Name and Position	Number of Stock Options	Number of Restricted Shares/Restricted Stock Units
Maria Zannes, Chief Executive Officer	—	66,437
Steve Girgenti, Executive Chairman	—	58,347
Michael Dougherty, Chief Financial Officer	—	52,356
Current Executive Officers as a Group	—	177,140
Current Non-Executive Director Group	—	213,162
Current Non-Executive Officer Employee Group	—	—

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2023, with respect to the Company’s 2014 Incentive Compensation Plan, which was approved by the Company’s stockholders:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (2)
Equity compensation plans approved by security holders (1)	676,553	$3.98	683,175
Total	676,553	$3.98	683,175

(1)	This table does not include shares proposed to be authorized under the 2024 Plan.
(2)	This number consists of shares available for issuance under the 2014 Plan as of December 31, 2023. The 2014 Plan expired on March 25, 2024, and no further equity awards may be granted under the 2014 Plan.

Interests of Directors and Executive Officers.

Our current directors and executive officers have substantial interests in the matters set forth in this proposal since equity awards may be granted to them under the 2024 Plan.

Registration with the Securities and Exchange Commission.

After approval of the Amendment to the 2024 Plan by our stockholders, we intend to file with the SEC a Registration Statement on Form S-8 relating to the shares reserved for issuance under the 2024 Plan.

Required Vote

The affirmative vote from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal to approve the 2024 Plan at the Annual Meeting is required for approval of this proposal. Abstentions will have the same effect as a vote AGAINST this proposal. Broker non-votes will have no effect on this proposal.

The Board unanimously recommends that

you vote “FOR” the approval of the 2024 Plan.

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PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

FROM 25,000,000 TO 100,000,000

The Board has approved and is asking stockholders to approve an increase in the number of authorized shares of Common Stock from 25,000,000 shares to 100,000,000 shares (the “Authorized Share Increase”) and a corresponding amendment to the Amended and Restated Certificate of Incorporation to effect the Authorized Share Increase (the “Charter Amendment”).

Purpose of the Authorized Share Increase

The purpose of the Authorized Share Increase is so that the Company will have shares of Common Stock available to provide additional flexibility to promptly and appropriately use its Common Stock for business and financial purposes in the future, as well as to have sufficient shares available to provide appropriate equity incentives for our employees and other eligible service providers. Under its Amended and Restated Certificate of Incorporation, the Company is currently authorized to issue up to 25,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. As of the close of business on the Record Date, there were 11,514,354 shares of Common Stock issued and outstanding and no shares of Preferred Stock issued and outstanding. There are also 11,450,422 shares of Common Stock reserved for issuance pursuant to: (i) outstanding stock options, (ii) outstanding warrants, and (iii) assuming Proposal 2 is approved, future awards which may be made under the Company’s 2024 Plan, leaving a balance of 2,035,224 shares of Common Stock available for issuance.

Given the above outstanding securities and agreements to which the Company is or may become subject, and the nominal amount of shares remaining available for issuance after giving effect to the foregoing, the Board believes it to be in the best interest of the Company to increase the number of shares of Common Stock the Company is authorized to issue in order to enable the Company to have greater flexibility in addressing its future general corporate needs, including, but not limited to, the offer and sale of Common Stock in one or more registered public offerings, the grant of awards under incentive compensation plans, and the issuance of shares of capital stock in strategic transactions or to raise capital. The Board believes that additional authorized shares of capital stock will also enable the Company to take timely advantage of market conditions and favorable acquisition opportunities that may become available to the Company. Subject to reserve requirements under outstanding derivative securities, the authorized but unissued shares of Common Stock will be issued at the direction of the Board, without stockholder approval unless required by applicable law or Nasdaq Rules.

Compensation Programs

We have historically compensated our employees with restricted stock awards and/or stock options in addition to salaries and other forms of cash compensation.

Our non-employee directors receive compensation for their service as directors and members of committees of the Board, which has historically consisted of cash and restricted stock awards.

If approved by the stockholders, the Charter Amendment will enable the Company to continue to compensate its employees and directors in equity awards under its compensation programs.

Rights of Additional Authorized Shares

The Charter Amendment will not affect the rights of current holders of Common Stock, none of whom have preemptive or similar rights to acquire the newly authorized shares.

Potential Adverse Effects of the Charter Amendment

The Board has no current plans to issue any additional shares of Common Stock following the effectiveness of the Charter Amendment, other than issuances upon exercise or conversion of currently outstanding securities. Adoption of the Charter Amendment alone will not have any immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders. However, any issuance of Common Stock at the direction of the Board or otherwise in the future, generally without obtaining stockholder approval (unless specifically required by applicable law or Nasdaq Rules) may, among other things, result in dilution to our stockholders at the time such additional shares are issued.

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Additionally, an increase in the number of authorized shares of Common Stock may make it more difficult to, or discourage an attempt to, obtain control of the Company by means of a takeover bid that the Board determines is not in the best interest of the Company and its stockholders. However, the Board does not deem the proposed increase in the number of authorized shares of Common Stock pursuant to the Charter Amendment as an anti-takeover measure and is not aware of any attempt or plan by a third party to obtain control of the Company.

Although at this time we do not have any plans, commitments, proposals, arrangements, understandings or agreements regarding the issuance of Common Stock other than issuances upon exercise or conversion of currently outstanding securities, we anticipate seeking future equity financing opportunities and will evaluate opportunities that are presented to us. We believe that the Charter Amendment will help ensure that we have sufficient authorized shares available for issuance to allow us to pursue equity financings if the Board determines that it would be in our best interests based on our working capital needs and prevailing market conditions.

Interests of Directors and Executive Officers.

Mr. Girgenti, the Cranye Girgenti Testamentary Trust, Gary Rubin, The Harvey Sandler Revocable Trust, a trust of which Mr. Rubin is a co-trustee, Ms. Zannes and Dr. Joyce have substantial interests in the matters set forth in this proposal as each has entered into a warrant amendment which provides that certain warrants owned by each are not exercisable until the date that we file a certificate of amendment to our certificate of incorporation with the State of Delaware which increases the number of shares of our authorized Common Stock to allow for sufficient authorized and unissued shares of Common Stock for the full exercise of all of the outstanding Pre-IPO Warrants, Tradeable Warrants and Non-Tradeable Warrants of the Company and the issuance of all of the shares of Common Stock underlying such warrants. For further information, see “Certain Relationships and Related Party Transactions – Amendment to Warrants.”

Vote Required

The approval of this proposal requires that the votes cast in favor of this proposal exceed the votes cast against this proposal from the holders entitled to vote thereon. Abstentions are not votes cast and will have no effect on the outcome of this vote and broker non-votes are not expected for this proposal because we believe this matter is a routine matter. If there were to be any broker non-votes they would have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

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PROPOSAL  NO. 4

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee appoints and determines whether to re-engage the Company’s independent registered public accounting firm based on its qualifications, performance, and independence. When evaluating the Company’s independent registered public accounting firm, the Audit Committee considers the quality, proficiency, and cost-effectiveness of the firm’s services, the industry knowledge, experience in auditing public company financials, performance, and responsiveness of the lead audit partner and the audit team assigned to the Company’s account, and the firm’s overall reputation and knowledge of the Company’s operations.

Our independent registered public accounting firm for the 2023 fiscal year was the firm of WithumSmith+Brown, PC (“Withum”). After considering the factors listed above, among others, the Audit Committee has re-appointed Withum to serve as the Company’s independent registered public accounting firm for the 2024 fiscal year. Representatives of Withum are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The ratification of the appointment of the Company’s independent auditor is not a matter that is required to be submitted to a vote of stockholders, but as a matter of good corporate governance, the Board considers it appropriate for the stockholders to express whether they ratify the appointment. If stockholder ratification is not obtained, the Board would consider an alternative appointment for the succeeding fiscal year.

Vote Required

The ratification of the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the shares present and entitled to vote thereon. Abstentions will have the same effect as a vote AGAINST this proposal. Broker non-votes are not expected for this proposal because we believe this matter is a routine matter. If there were to be any broker non-votes they would have no effect on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” RATIFYING THE APPOINTMENT OF

WITHUMSMITH+BROWN, PC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FEE INFORMATION

The table below shows the aggregate fees for professional services rendered by Withum to us as of and for the years ended December 31, 2023 and 2022:

	For the Year Ended December 31,
	2023	2022
Audit Fees(1)	$277,200	$135,983
Audit-Related Fees(2)	121,000	21,043
Tax Fees	—	—
All Other Fees(3)	12,000	28,266
Total Fees	410,200	185,292

(1)	“Audit Fees” consist of fees billed for professional services rendered in connection with the audit of the Company’s consolidated financial statements and review of interim condensed consolidated financial statements included in the Company’s quarterly reports and services normally provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit-Related Fees” consist of fees generally related to accounting advice, reviews of registration statements and prospectuses, and comfort letter and consent services performed in connection with the Company’s equity offerings.
(3)	“All Other Fees” consist of fees for all other services other than those reported above.

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Pre-Approval Policies and Procedures of the Audit Committee

The charter of the Audit Committee requires the Audit Committee to pre-approve all audit and permitted non-audit and tax services that may be provided by the Company’s independent registered public accounting firm and to establish policies and procedures for the Audit Committee’s pre-approval of permitted services by the Company’s independent registered public accounting firm on an on-going basis. The Audit Committee is also authorized to delegate any of its responsibilities and the authority to act in relation to such responsibilities to one or more subcommittees as the Audit Committee deems appropriate in its sole discretion.

The Audit Committee pre-approves all audit and permissible non-audit services performed by the Company’s independent registered public accounting firm in order to assure that the provision of such services and related fees do not impair the independent registered public accounting firm’s independence. The independent registered public accounting firm must provide the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the applicable calendar year and the proposed fees for such audit services. If agreed to by the Audit Committee, the engagement letter will be formally accepted by the Audit Committee as evidenced by the execution of the engagement letter by the chairperson of the Audit Committee. The Audit Committee approves, if necessary, any changes in terms, conditions, and fees resulting from changes in audit scope, Company structure, or other matters. The Audit Committee may grant pre-approval for those permissible non-audit services that it believes are services that would not impair the independence of the independent registered public accounting firm. The Audit Committee may not grant approval for any services categorized as “Prohibited Non-Audit Services” by the SEC. Certain non-audit services have been pre-approved by the Audit Committee, and all other non-audit services must be separately approved by the Audit Committee.

All of Withum’s services and fees in fiscal years 2023 and 2022 were pre-approved by the Audit Committee in accordance with its pre-approval policy.

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Audit Committee Report

The Audit Committee is responsible for providing objective and independent oversight of the Company’s accounting functions and internal controls and is primarily responsible for overseeing the Company’s financial reporting and disclosure process. A brief description of the Audit Committee’s principal functions is provided in this Proxy Statement under the discussion of “Board Committees – Audit Committee.”

Under the Audit Committee’s Board-approved charter, the tasks of the Audit Committee include but are not limited to: (i) selecting and retaining the Company’s independent registered public accounting firm to act as the Company’s independent auditor; (ii) approving all audit engagement fees and terms; (iii) pre-approving all audit and permitted non-audit and tax services that may be provided by the Company’s independent auditor or other registered public accounting firms; (iv) evaluating the qualifications, performance, and independence of the Company’s independent auditor; (v) reviewing and discussing with the Company’s independent auditor all critical accounting policies and practices to be used in the Company’s audit; (vi) reviewing the internal quality control procedures of the Company’s independent auditor and any material issues raised by the most recent internal quality control review, peer review, or Public Company Accounting Oversight Board (“PCAOB”) review or inspection of the firm; (vii) reviewing all related-party transactions; and (viii) monitoring the Company’s compliance with all legal and regulatory requirements. A copy of the charter of the Audit Committee is available on the Investor Relations section of the Company’s website at ir.bioaffinitytech.com and can be accessed through the “Governance Documents” hyperlink under the “Governance” tab.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2023, with the Company’s management. The Audit Committee has discussed with the Company’s independent registered public accounting firm, WithumSmith+Brown, PC, the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable PCAOB requirements regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions with management and the Company’s independent auditor referenced above, the Audit Committee has recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC.

This report by the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such acts.

Submitted by the Audit Committee of the Board of Directors:

Mr. Stuart Diamond (Chairman)

Mr. Gary Rubin

Mr. Robert Anderson

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PROPOSAL  NO. 5

THE WARRANT EXERCISE PROPOSAL

We are seeking stockholder approval for the issuance of up to 1,632,000 shares of our Common Stock upon the exercise of common stock purchase warrants that were issued in connection with our private placement offering (the “Private Placement”) that closed on March 8, 2024, as contemplated by Nasdaq Listing Rules.

On March 6, 2024, we entered into a securities purchase agreement (the “Purchase Agreement”) with institutional investors pursuant to which we issued (i) in a registered direct offering, 1,600,000 shares of our Common Stock and (ii) in a concurrent private placement, warrants to purchase an aggregate of 1,600,000 shares of our Common Stock (the “Common Warrants”) with an exercise price of $1.64. We also issued to the placement agent, warrants to purchase up to 32,000 shares of our Common Stock with an exercise price of $1.64 (the “Placement Agent Warrants”). The Common Warrants and Placement Agent Warrants are collectively referred to as the “Warrants.” Such registered direct offering and concurrent private placement are referred to herein as the “Transactions.”

The Common Warrants will be exercisable commencing on the effective date of stockholder approval for the issuance of the shares of Common Stock issuable upon exercise of the Common Warrants (the “Stockholder Approval Date”) and will expire on the fifth anniversary of the Stockholder Approval Date. If at any time after 90 days from the Stockholder Approval Date there is no effective registration statement under the Securities Act for the resale of the Warrant Shares, the holder may, in its sole discretion, elect to exercise the Common Warrants through a cashless exercise, in which case the holder would receive upon such exercise the net number of shares of Common Stock determined according to the formula set forth in the Common Warrant.

The exercise price of the Common Warrants, and the number of Common Warrant Shares, are subject to adjustment in the event of any stock dividend or split, reverse stock split, recapitalization, reorganization, or similar transaction, as described in the Common Warrants.

A holder will not have the right to exercise any portion of the Common Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% (or, upon election of the holder, 9.99%) of the number of shares of our Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Common Warrants. However, any holder may increase or decrease such percentage, provided that any increase will not be effective until the 61st day after such election.

In the event of a Fundamental Transaction (as such term is defined in the Common Warrant), then the successor entity will succeed to, and be substituted for the Company, and may exercise every right and power that the Company may exercise and will assume all of its obligations under the Common Warrants with the same effect as if such successor entity had been named in the warrant itself. If holders of Common Stock are given a choice as to the securities, cash, or property to be received in a Fundamental Transaction, then the holder shall be given the same choice as to the consideration it receives upon any exercise of the Common Warrants following such Fundamental Transaction. In addition, the successor entity, at the request of holders of Common Warrants, will be obligated to purchase any unexercised portion of the Common Warrants in accordance with the terms thereof. Notwithstanding the foregoing, in the event of a Fundamental Transaction, the holders of the Common Warrants have the right to require the Company or a successor entity to redeem the Common Warrants for cash in the amount of the Black Scholes Value (as defined in the Common Warrant) of the unexercised portion of the Common Warrants concurrently with or within 30 days following the consummation of a Fundamental Transaction. However, in the event of a Fundamental Transaction which is not in our control, including a Fundamental Transaction not approved by the Company’s Board, the holders of the Common Warrants will only be entitled to receive from the Company or its successor entity, as of the date of consummation of such Fundamental Transaction, the same type or form of consideration (and in the same proportion), at the Black-Scholes Value of the unexercised portion of the Common Warrant that is being offered and paid to the holders of Common Stock in connection with the Fundamental Transaction, whether that consideration is in the form of cash, stock or any combination of cash, and stock, or whether the holders of our Common Stock are given the choice to receive alternative forms of consideration in connection with the Fundamental Transaction.

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We agreed to hold a meeting of stockholders at the earliest practicable date after the date of the Purchase Agreement, but in no event later than 90 days after March 8, 2024 for the purpose of obtaining Stockholder Approval (as defined below), if required to effect the purpose thereof, with the recommendation of the Board that such proposal be approved, and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. We agreed to use our reasonable best efforts to obtain such Stockholder Approval, and request that our officers and directors cast their proxies in favor of such proposal. In fact, three of our board members have entered into support agreements agreeing to vote in favor of the Warrant Exercise Proposal. If we do not obtain Stockholder Approval at the first meeting, we are required to call a meeting every three months thereafter to seek Stockholder Approval until the earlier of the date Stockholder Approval is obtained or the Common Stock Warrants are no longer outstanding. Stockholder Approval means such approval as may be required by the applicable rules and regulations of The Nasdaq Stock Market LLC (or any successor entity) from the stockholders of the Company to consent to any exercise of the Common Stock Warrants and issuance of Common Warrant Shares.

The Placement Agent Warrants will be exercisable, in whole or in part, on or after September 8, 2024 and will expire on March 8, 2029. In addition, the Placement Agent Warrants may be exercised in a “cashless” manner if at any time after December 7, 2024, there is no effective registration statement under the Securities Act for the resale of the shares of Common Stock issuable upon exercise of the Placement Agent Warrants (the “Placement Agent Warrant Shares” and together with the Common Warrant Shares, the “Warrant Shares”).

We agreed to file a registration statement to register the resale of the Warrant Shares within 30 days of March 6, 2024, and to use commercially reasonable efforts to keep such registration statement effective at all times until no holder owns any Warrants or Warrant Shares.

Reasons for the Warrant Exercise Proposal

Our Common Stock is listed on The Nasdaq Capital Stock Market (“Nasdaq”) and trades under the ticker symbol “BIAF.” Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding common stock or voting power of an issuer prior to a private placement for less than the applicable Minimum Price. Under Rule 5635(d), the “Minimum Price” means a price that is the lower of: (i) the closing price immediately preceding the signing of the binding agreement; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement. The closing price of our Common Stock on Nasdaq on March 5, 2024, the trading date immediately preceding the signing of the Purchase Agreement and the Placement Agency Agreement, was $3.00 per share. In order to comply with Nasdaq Listing Rule 5635(d), the Common Stock Warrants are not exercisable until Stockholder Approval is obtained.

We are seeking stockholder approval for the issuance of up to an aggregate of 1,632,000 shares of our Common Stock upon the exercise of the Warrants. Effectively, stockholder approval of this Warrant Exercise Proposal is one of the conditions for us to receive up to approximately $2.6 million in gross proceeds upon the exercise of the 1,600,000 Common Stock Warrants, if exercised for cash. Loss of these potential funds could adversely impact our ability to fund our operations.

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the Transactions, as the Transactions have already been completed. We are only asking for approval to issue up to an aggregate of 1,632,000 Warrant Shares upon exercise of the Warrants.

Potential Consequences if Proposal No. 5 is Not Approved

The failure of our stockholders to approve this Proposal No. 5 will mean that: (i) we cannot permit the exercise of the Common Stock Warrants and (ii) may incur substantial additional costs and expenses.

Each Warrant has an initial exercise price of $1.64 per share. Accordingly, we would realize an aggregate of up to approximately $2.7 million in gross proceeds, if all the Warrants were exercised for cash, including the Placement Agent Warrants. If only the Common Stock Warrants cannot be exercised, we will not receive up to approximately $2.6 million of such proceeds, which could adversely impact our ability to fund our operations.

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In addition, in connection with the private placement and the issuance of the Common Stock Warrants, we have agreed to seek stockholder approval every 90 days until our stockholders approve the issuance of the Common Warrant Shares. We are required to seek such approval until such time as none of the Warrants are outstanding which could result in us seeking such approval every 90 days. The costs and expenses associated with seeking such approval could materially and adversely impact our ability to fund our operations, advance our clinical trials, and develop and commercialize our diagnostic tests or therapeutic product candidate.

Potential Adverse Effects of the Approval of Proposal No. 5

If this Proposal No. 5 is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of the Warrant Shares upon exercise of the Warrants. Assuming the full exercise of the Warrants, an aggregate of 1,632,000 additional shares of Common Stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. In addition, the sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.

Required Vote

The affirmative vote from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the Warrant Exercise Proposal at the Annual Meeting is required for approval of this proposal. Abstentions will have the same effect as votes AGAINST this proposal. Broker non-votes will have no effect on this proposal.

The Board unanimously recommends that

you vote “FOR” the Warrant Exercise Proposal.

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PROPOSAL 6

APPROVAL OF THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The Board of Directors believes that if the number of shares of our Common Stock outstanding and entitled to vote at the Annual Meeting is insufficient to approve the Increase In Authorized Shares Proposal and/or the Warrant Exercise Proposal, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Increase In Authorized Share Proposal and/or the Warrant Exercise Proposal.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the Increase In Authorized Share Proposal and/or the Warrant Exercise Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that holders of a majority of the number of shares present in person or represented by proxy at the Annual Meeting will vote against the Increase In Authorized Share Proposal and/or the Warrant Exercise Proposal, we could adjourn or postpone the Annual Meeting without a vote on the Increase In Authorized Share Proposal and/or the Warrant Exercise Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the Increase In Authorized Share Proposal and/or the Warrant Exercise Proposal.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting is required to approve the Adjournment Proposal. Abstentions will have the same effect as a vote AGAINST the proposal. Broker non-votes are not expected for this proposal because we believe this matter is a routine matter. If there were to be any broker non-votes they would have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A

VOTE “FOR” APPROVAL OF THE ADJOURNMENT PROPOSAL.

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DIRECTORS AND EXECUTIVE OFFICERS

The following is a list of the Company’s directors and executive officers as of April 8, 2024. As set forth in Proposal No. 1, each of the Company’s current directors has been nominated for re-election to the Board and will be submitted to the vote of the Company’s stockholders at the Annual Meeting.

Name	Age	Position(s)
Maria Zannes, JD	68	President, CEO, and Director
Vivienne Rebel, MD, PhD	58	Executive Vice President and Chief Science and Medical Officer
Michael Dougherty	45	Chief Financial Officer
Xavier Reveles	54	Chief Operating Officer
Timothy P. Zannes, JD	71	Executive Vice President, Secretary, and General Counsel
Steven Girgenti	78	Executive Chairman and Director
Robert Anderson	83	Director
Stuart Diamond	63	Director
Peter Knight	73	Director
Gary Rubin	68	Director
Roby Joyce	76	Director
Jamie Platt	57	Director

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Biographical Information

Maria Zannes, JD — President, Chief Executive Officer, and Director

Ms. Zannes has served as our President, Chief Executive Officer, and director since 2014. She brings more than 30 years of executive-level management experience dedicated to defining and advancing company goals and overcoming obstacles impeding corporate success. Prior to her position at bioAffinity Technologies, Ms. Zannes founded The Zannes Firm focusing on strategic solutions for private industry in the medical, environmental, and energy fields. In her current capacity as the Company’s CEO and President, she has built a team of award-winning scientists and executives who are advancing breakthrough oncology-focused diagnostics and therapeutics.

Ms. Zannes was President of the Energy Recovery Council, the national trade group for the $10 billion waste-to-energy industry, and General Manager of ECOS Corporation, a subsidiary of Burlington Environmental. Ms. Zannes also served as a project manager at Wheelabrator Technologies, Inc. where she led project teams that developed, negotiated, and financed the company’s renewable energy generation facilities. Ms. Zannes began her career as a journalist, working for Voice of America and the Associated Press. Before entering the business world, she served as a legislative aide specializing in energy policy and law for Congressman Charles Wilson (D-TX). She is licensed to practice law in New Mexico. She has been awarded Lifetime Achievement Awards by the American Society of Mechanical Engineers and the Earth Engineering Center Award from the WTE Council of Columbia University.

She is the co-founder of two engineering research centers at Columbia University. Ms. Zannes received her BA in Journalism from the University of New Mexico and her JD from the University of Puget Sound in Washington State. We believe Ms. Zannes should serve as a director of the Company because of her experience as a lawyer and business woman skilled in identifying, prioritizing and managing both the risks and rewards of business opportunities and her proven record of assembling and motivating award-winning teams of professionals focused on strategic corporate growth.

Vivienne I. Rebel, MD, PhD — Executive Vice President and Chief Science and Medical Officer

Dr. Rebel is a cancer (stem) cell biologist, with more than 20 years of experience in scientific research, focused on understanding the molecular events that lead to cancer development has served as our Executive Vice President and Chief Science and Medical Officer since 2016. She received her MD and PhD from the Free University in Amsterdam, The Netherlands, and post-doctoral training at the Dana-Farber Cancer Institute, Harvard Medical School. From 2005 to 2016, she led her own research group at The University of Texas Health Science Center at San Antonio, where she first collaborated with bioAffinity. Dr. Rebel received the 2012 Cancer Therapy & Research Center Discovery of the Year Award. She is the (co)author of more than 50 publications in peer-reviewed journals.

Michael Dougherty — Chief Financial Officer

Michael Dougherty was appointed to serve as our new Vice President and Chief Financial Officer (principal financial officer and principal accounting officer) effective May 1, 2023.

Prior to joining the Company, Mr. Dougherty served from 2022 through April 2023 as the Chief Financial Officer of Alexa Business Domains, Amazon’s Alexa AI and voice division, where he was responsible for financial strategy over Alexa’s multi-billion-dollar investments in AI-generated customer experiences. From 2020 to 2022, Mr. Dougherty was Chief Financial Officer of TINT and Filestack, two software-as-a-service companies. From 2017 to 2020, Mr. Dougherty served as Chief Financial Officer for Amazon Pay, where he supported Amazon’s digital payment wallet globally. Earlier in his career Mr. Dougherty held various finance positions at Russell Investments and Medisystems Corporation. He is a Certified Public Accountant and a Chartered Global Management Accountant by the American Institute of Certified Public Accountants.

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Xavier Reveles- Chief Operating Officer

Mr. Reveles was appointed as our Chief Operating Officer on September 18, 2023. Mr. Reveles has served as our Vice President of Operations since September 2022. He has 30 years of experience as a clinical cytogeneticist skilled in the design/concept and management of CAP/CLIA clinical laboratories, coding, CPT reimbursement valuations, and the development of Laboratory Developed Tests (“LDTs”). Mr. Reveles is board certified by the American Society of Clinical Pathology as a clinical specialist in cytogenetics. He joined bioAffinity as Director of Operations in 2017. Prior to joining bioAffinity, Mr. Reveles created the Oncopath Laboratory – START Cancer Center in San Antonio, Texas, and served as Laboratory Director. During his tenure at Oncopath, he commercialized eight LDTs, including bringing to market a proprietary cancer specific gene oligo array he designed for the deletions and amplifications of specific oncogenes for solid tumors. As the Director of the Cytogenetics Laboratory at UT Health San Antonio, Mr. Reveles’ research included molecular evaluation of disease progression in prostate, breast and ovarian cancer, schizophrenia, diabetes, and other constitutional genetic syndromes. He was a lecturer and instructor for the UT Health Graduate, Medical, and Allied Health Schools and the director of the NCI San Antonio Cancer Institute (SACI) Genetics and Cytogenetics Core facility. After leaving academia, Mr. Reveles was a genomic specialist for CombiMatrix Diagnostics, Irvine, CA, a diagnostic biotech company where he validated pre-natal, post-natal, and cancer gene arrays for commercialization as LDTs. Mr. Reveles is (co)author of 20 publications and six abstracts in peer-reviewed journals and is a member of the Association for Molecular Pathology.

Timothy P. Zannes, JD — Executive Vice President, General Counsel, and Secretary

Mr. Zannes has been corporate legal counsel to both public and private biomedical firms for more than 16 years, having begun his legal career as a sole practitioner accepting criminal, business, family, and tort litigation. Prior to receiving his JD, Mr. Zannes was a court bailiff and ran his own private investigation firm after serving as an investigator for the Albuquerque City Attorney. He received his JD from the University of New Mexico School of Law and attended the New England Conservatory with studies in violin and saxophone. Mr. Zannes began his undergraduate education at The University of North Carolina where he was a student athlete on scholarship. In addition to his duties as General Counsel and Secretary, Mr. Zannes is responsible for corporate compliance and directs human resources. Mr. Zannes and Maria Zannes are siblings.

Steven Girgenti — Executive Chairman of the Board

Mr. Girgenti has been Executive Chairman of bioAffinity Technologies, Inc. since November 2014. Mr. Girgenti was formerly CEO and co-founder of DermWorx Incorporated, a dermatology company that specialized in developing nanotechnology formulations to enhance the performance of topical drugs. He was also the founder and CEO of Healthworld Corporation, a leading global healthcare marketing services network with offices in 36 countries, until 2008. The network had more than 1,000 brand assignments from nearly 200 clients worldwide, providing strategic marketing and communications services to many of the world’s leading healthcare companies. Mr. Girgenti founded Healthworld in 1986, and under his leadership the Company made numerous acquisitions to expand and diversify the business. Healthworld went public in 1997. In 1998 and again in 1999, Business Week named Healthworld one of the “Best Small Corporations in America.” In 1999, Forbes listed Healthworld as one of the “200 Best Small Companies.” Mr. Girgenti was recognized as “Entrepreneur of the Year” by Nasdaq in 1999 and was named Med Ad News’ first “Medical Advertising Man of the Year” in 2000. In 2010, he was inducted into the Medical Advertising Hall of Fame. In addition, Mr. Girgenti is Vice Chairman of the Board of Governors for the Mt. Sinai Hospital Prostate Disease and Research Center in New York City and is on the Board of Directors for the Jack Martin Fund, a Mt. Sinai Hospital-affiliated charitable organization devoted to pediatric oncology research. He graduated from Columbia University. We believe Mr. Girgenti should serve as Executive Chairman because of his unparalleled experience in the healthcare field, particularly in marketing, and his skill in building emerging growth companies into multi-national corporations.

Robert Anderson — Director

Mr. Anderson has more than 50 years of broad experience in the healthcare industry in which he held executive positions at CIBA Pharmaceutical Co., Becton Dickinson and Company, Pfizer, Inc., Parke-Davis Division of Warner-Lambert Co, Schering-Plough Corp., and Centocor, Inc. Mr. Anderson was Vice President of Marketing for the Key Pharmaceuticals Division of Schering-Plough Corp. and later at Centocor, Inc. Subsequently, Mr. Anderson joined Physicians World Communications Group, the largest medical education company in the U.S. where he was Chief Operating Officer. Mr. Anderson currently is a marketing consultant to several healthcare companies. Mr. Anderson received a BA in political science from Rutgers University. We believe Mr. Anderson should serve as a director of the Company because of his experience and skill in marketing and product positioning of medical products to bioAffinity Technologies.

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Stuart Diamond — Director

Mr. Diamond is the Global Chief Financial Officer for GroupM, the world’s leading media investment company responsible for over $50 billion in media investment through agencies Mindshare, MediaCom, Wavemaker, Essence, and m/SIX, as well as the outcome-driven programmatic audience company, Xaxis, LLC. Before joining GroupM, Mr. Diamond was a member of the WPP plc family as the CFO for Healthworld Corporation (now called Ogilvy Health), where he took the company public and negotiated its sale to Cordiant Communications Group in 2000. He also served as CFO for National Medical Health Card Systems, Inc., a comprehensive pharmacy benefit management company. From 2008 to 2014, Mr. Diamond was the CFO for GroupM North America, where he established financial strategies and supervised all corporate accounting and financial activities for GroupM and its agencies. Earlier in his career, he held the positions of Vice President and Controller for Calvin Klein, Inc. and as Senior Vice President and CFO for Medicis Pharmaceutical Corporation. Mr. Diamond holds a BS from the State University of New York, a Master of Science, Taxation degree from Pace University, and an MBA from Fordham University. We believe Mr. Diamond should serve as a director of the Company because of his substantial business and financial acumen to his position as Chairman of the Audit Committee and to the Board.

Peter S. Knight — Director

Mr. Knight is a Partner at Cyan Capital Partners, a fund dedicated to helping new fund managers and asset owners in the field of sustainable investing. Prior to that, he was a Founding Partner at Generation Investment Management, where he and his partners Al Gore and David Blood helped build a leading global sustainable investing firm with assets under management now exceeding $40 billion. Prior to his retirement from the firm in 2018, Mr. Knight held leadership positions within Generation IM, notably developing and overseeing the firm’s U.S. business. Prior to Generation, Mr. Knight was a Managing Director of Met West Financial, a Los Angeles-based asset management company. Mr. Knight started his career at the Antitrust Division of the U.S. Department of Justice. From 1977 to 1989, he served as the Chief of Staff to Representative and later Senator Al Gore. He served as the General Counsel of Medicis Pharmaceutical and then started his law practice where he represented the International Olympic Committee, the U.S. Olympic Committee, and numerous Fortune 500 Companies. Mr. Knight has also served in senior positions on four Presidential campaigns including serving as the Campaign Manager for President Clinton’s 1996 re-election campaign. Mr. Knight has extensive board experience in both the for-profit and nonprofit sectors. He served on a number of public company boards including Medicis Pharmaceutical, Par Pharmaceutical, EntreMed (Casi Pharmaceuticals Inc.), Healthworld Corporation, Whitman Education, Comsat, and the Schroder Mutual Fund Board complex. Mr. Knight currently serves on the boards of Generation Investment Management and Gratitude Railroad. His philanthropic efforts include serving as Chair of the Climate Museum and the board of Emergent, a nonprofit intermediary to help stop deforestation in tropical forest nations. He received a BA from Cornell University and a JD from the Georgetown Law School. We believe Mr. Knight should serve as a director of the Company because of his considerable experience in finance and business to his position of Chairman of the Compensation Committee, as well as his expertise and skill in building new ventures into leading global firms.

Gary Rubin — Director

Mr. Rubin, a Certified Public Accountant, serves as a Managing Member of Masters Research Partners, LLC, an investment fund of hedge funds that he co-founded in October 2000. Mr. Rubin began his career with Deloitte & Touche and later served as Managing Partner at Schissel, Rubin & Lehman, a New York-based certified public accounting firm. He has been involved in the investment business, including hedge funds, private equity, and investment banking, for more than 20 years. Mr. Rubin is active in numerous charities as well as his family’s foundation and presently serves on the board of Boca Raton Regional Hospital Foundation. He also sits on the finance committee of the Levitz Jewish Community Center. He graduated with a BS cum laude from the State University of New York at Buffalo. We believe Mr. Rubin should serve as a director of the Company because of his financial expertise and organizational skills to his position as Chairman of the Nominating and Governance Committee and to the Board.

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Roby Joyce, MD — Director

Roby P. Joyce was appointed to serve on our Board of Directors on September 14, 2023. He is board-certified in anatomic and clinical pathology by the College of American Pathologists and is a Diplomat in the American Board of Pathology. He is also board-certified in neurology by the American Academy of Neurology and is a Diplomat in the American Board of Psychiatry and Neurology. Dr. Joyce founded Village Oaks in 2008. He is Medical Director and Laboratory Director of Precision Pathology Laboratory Services (“PPLS”) and owner of Village Oaks, the medical professional association whose pathologists provide pathology interpretation services to PPLS. In addition to his role at Village Oaks, he has served in various capacities at Northeast Methodist Hospital in San Antonio, including Chairman of the Board of Trustees and Chief of Staff of the Methodist Healthcare System. Throughout a career in pathology that spans more than 40 years, he has been a highly regarded speaker at medical and scientific conferences, has served in leadership roles on dozens of professional organizations and committees, and has served as lead or co-author of numerous scientific articles. Dr. Joyce received his medical degree from Louisiana State University, where he also received a BS in zoology. He performed his internship at Fitzsimons Army Medical Center in Denver, his residency in neurology at the Letterman Army Medical Center at the University of California Moffett Hospital in San Francisco, and his residency in pathology at Brooke Army Medical Center in San Antonio. We believe Dr. Joyce should serve as a director of the Company because of his extensive experience as a clinical pathologist, his substantial professional relationships with physician practices and hospital systems and his business acumen in the creation and operation of a successful pathology laboratory that developed CyPath® Lung as an LDT.

Jamie Platt, PhD — Director

Jamie Platt has 20 years of progressive leadership in genomics and molecular diagnostics, guiding teams in developing, validating, and commercializing more than 40 innovative, high-complexity molecular tests for U.S. and global firms, both LDTs and in-vitro diagnostic tests (“IVDs”). Since April 2023, she has served as Managing Director and Chief Executive Officer at Pictor Ltd., an in-vitro diagnostics company using a proprietary enzyme-linked immunosorbent assay platform to test complex and infectious diseases, and since January 2021, has served as a member of its board of directors. From August 2021 until April 2023, Dr. Platt served as Chief Operations Officer at Personal Genome Diagnostics, a company dedicated to advancing precision oncology acquired by Laboratory Corporation of America Holdings. Since May 2015, Dr. Platt has served as President and Chief Executive Officer of BRIDGenomics, a private consulting and contract commercialization firm she founded in 2015 to provide molecular and genomic-based strategies to clients. Dr. Platt has served since March 2021 as a member of the board of directors of DxTerity Diagnostics Inc., a company pioneering the use of RNA-based immune system profiling to better understand the root causes of immune mediated conditions. From February 2017 until January 2021, Dr. Platt served as Chief Operations Officer of Inivata Limited, a company applying pioneering liquid biopsy technology acquired by NeoGenomics Laboratories, Inc. Dr. Platt earned her PhD in molecular and cellular biology from Oregon State University and completed post-doctoral studies at the University of California, Berkeley. Dr. Platt is an industry-recognized peer educator and speaker, holds multiple U.S. and international patents and has authored numerous peer-reviewed publications. We believe Dr. Platt should serve as a director of the Company because of her scientific background, her start-up company experience, her prior leadership and laboratory experience, her involvement in transforming research organizations into successful commercial entities and her experience expanding product market share in the diagnostics market.

Diversity

Board Diversity Matrix (as of April 8, 2024)

Total Number of Directors	8

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	6	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	6	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background

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Family Relationships

Maria Zannes is the sister of Timothy P. Zannes, J.D., the Company’s Executive Vice President, Secretary, and General Counsel. Other than the sibling relationship between Maria Zannes and Timothy Zannes, there are no other family relationships among any of the Company’s director nominees or executive officers.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act and the regulations promulgated thereunder require our executive officers, directors and persons who beneficially own more than 10% of our common stock to file forms with the SEC to report their ownership of the Company’s shares and any changes in ownership. We have reviewed all forms filed electronically with the SEC during, and with respect to, fiscal 2023. Based on that review and written information given to us by all of our directors and executive officers, we believe that all of our directors, executive officers and holders of more than 10% of our stock filed on a timely basis all reports that they were required to file under Section 16(a) during fiscal 2023, except Maria Zannes had two late filings, one reported two late transactions and one reported three late transactions; Steven Girgenti had two late filings, each reported two late transactions; Gary Rubin had two late filings, each reported two transactions; Michael Dougherty had one late filing that reported one transaction; Peter Knight had two late filings, each reported two transactions; Stuart Diamond had two late filings, each reported two transactions; Robert Anderson had two late filings, each reported two transactions; Roby Joyce had one late filing that reported two transactions; Mohsin Meghji had one late filing that reported two transactions; and Jamie Platt had one late filing that reported one late transaction.

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DIRECTOR AND EXECUTIVE COMPENSATION

Emerging Growth Company Status

The Company qualifies as an “emerging growth company” (an “EGC”) as defined in the Jumpstart Our Business Startups Act of 2012. As an EGC, the Company is permitted to rely on exemptions from certain disclosure requirements that are applicable to other non-EGC companies. In accordance with the SEC’s disclosure rules for EGCs concerning executive compensation, the Company has provided a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures regarding executive compensation for the last completed fiscal year and a report of the Compensation Committee. In addition, for so long as the Company is an EGC, it is not required to submit certain executive compensation matters to stockholder advisory votes, such as the “say-on-pay” vote. Furthermore, the Company’s reporting obligations extend only to its “named executive officers” (the “NEOs”), which include the Company’s Chief Executive Officer and the two most highly compensated executive officers in respect of their service to the Company at the end of the last completed fiscal year. In accordance with the permitted exemptions from disclosure requirements for EGCs, the Company has not provided a Compensation Discussion and Analysis. For fiscal year 2023, the Company’s NEOs were:

●	Maria Zannes, J.D.—President, Chief Executive Officer, and Director

●	Michael Dougherty— Vice President and Chief Financial Officer

●	Steven Girgenti—Executive Chairman and Director

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Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our named executive officers for all services rendered in all capacities to us and our subsidiaries during the fiscal years noted below:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($)	All Other Compensation ($)	Total ($)
Maria Zannes	2023	261,671	37,500	124,996	—	—	424,168
President and CEO (2)	2022	253,343	50,000	47,944	—	—	351,287

Michael Dougherty	2023	158,919	80,000	100,000	—	—	338,919
Vice President and CFO (3)

Steven Girgenti	2023	95,000	18,750	134,995	—	—	248,745
Executive Chairman (4)	2022	93,333	30,000	60,000	—	—	153,333

(1)	Amounts do not reflect compensation actually received by the NEO. Instead, the amounts represent aggregate grant date fair value of the restricted stock award computed in accordance with ASC 718, Stock Compensation. The valuation assumptions used in determining such amounts are consistent with those described in Note 11 of the Company’s Consolidated Financial Statements, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.
(2) (3)

Includes for 2023 the following amounts received by Ms. Zannes for her service to the Company as a director: (i) in the Salary column - $25,000, and (ii) in the Stock Awards column - $74,996.

Mr. Dougherty was appointed as our Chief Financial Officer effective May 1, 2023.

(4)	Includes for 2023 the following amounts received by Mr. Girgenti for his service to the Company as a director: (i) in the Salary column - $35,000, and (ii) in the Stock Awards column - $74,996.

Narrative Disclosure to Summary Compensation Table

Base Salaries

The Company uses base salaries to recognize the experience, skills, knowledge, and responsibilities required of all its employees, including the NEOs. Base salaries are reviewed annually and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, and experience. For 2023, the annual base salaries of the Company’s NEOs were:

●	For Ms. Zannes: $220,000 through July 31, 2023 and $260,000 commencing August 1, 2023 (which amounts does not include $25,000 in fees paid to Ms. Zannes for her service as a director in 2023);

●	For Mr. Dougherty: $250,000

●	For Mr. Girgenti: $60,000 (which amount does not include $35,000 in fees paid to Mr. Girgenti for his service as a director in 2023).

Bonuses

On January 26, 2024, the Compensation Committee approved discretionary bonuses for each of Maria Zannes, Michael Dougherty, and Steven Girgenti for calendar year 2023 of $75,000, $100,000, and $37,500, respectively to be paid 50% in cash and 50% in shares of restricted stock. The bonuses were paid out on January 31, 2024. The number of shares of restricted stock issued were determined by dividing the cash value of 50% of each executive’s bonus by the closing price of the Company’s common stock on January 31, 2024. The restricted stock awards granted on January 31, 2024, are not included in the Summary Compensation Table for 2023 and will appear in the Summary Compensation Table for 2024.

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On January 26, 2024, the Compensation Committee adopted the bioAffinity Technologies, Inc. Management Incentive Bonus Plan (the “Bonus Plan”). The purpose of the Bonus Plan is to align officers’ and other employees’ efforts with the strategic goals of the Company through competitive annual incentive opportunities. The Bonus Plan is administered by the Compensation Committee. The Compensation Committee has the power to grant awards under the Bonus Plan, determine the amount of cash and/or equity to be paid pursuant to each award and the terms and conditions of each award. Awards may provide for payment in installments, or upon the satisfaction of qualitative performance standards or quantitative performance standards, on an individual, divisional, or company-wide basis, as determined by the Compensation Committee. Equity awards will be issued in accordance with, and pursuant to, any equity-related incentive plan maintained by the Company.

Each participant in the Bonus Plan will be entitled to receive payment of the award for a plan year only after certification by the Compensation Committee that the targets associated with such award have been satisfied. Final payments with respect to awards will vary based on the level of achievement measured against the pre-determined performance measures. Except as may be approved by the Compensation Committee, each participant must be employed full-time on the date of payment, and not under a notice of termination, to receive the amount earned under the award. Except as otherwise provided by the Compensation Committee, awards will be paid on or before March 15 following the end of the plan year in which payment under the award is earned. The Compensation Committee will have the discretion to reduce or eliminate the amount otherwise payable to a participant if it determines that such a reduction or elimination is in the best interests of the Company.

Retirement Plans

The Company established a defined contribution plan for all employees aged 21 and older who have completed one month of service for payrolls after April 1, 2022. The Company does not currently make a matching contribution.

Employee Benefits

The Company’s NEOs are eligible to participate in employee benefit plans and programs, including medical and dental benefit plans.

Employment Agreements

The following discussion contains a summary of the terms of the NEOs employment agreements currently in effect.

Zannes Employment Agreement. The Company entered into an employment agreement with Ms. Zannes on February 1, 2015, which sets forth the terms and conditions of her employment (the “Zannes Agreement”). Pursuant to the Zannes Agreement, Ms. Zannes serves as the Company’s Chief Executive Officer and was entitled to an annual base salary of $220,000. On July 26, 2023, the Company and Ms. Zannes entered into an amendment to the Zannes Agreement to provide for the payment of an annual base salary of $260,000 effective August 1, 2023. The Zannes Agreement may be terminated by either party at any time, provided that Ms. Zannes is required to give the Company at least 90 days’ advance notice of termination.

In the event the Company terminates Ms. Zannes’ employment without “Cause” (as defined in the Zannes Agreement) she is entitled to receive the following payments and benefits, in addition to any accrued obligations: (i) an amount of cash equal to the sum of 12 months of her then-current annual base salary, payable in the form of salary continuation in regular installments, in accordance with our normal payroll practices, over a period of 12 months from the termination date, and (ii) reimbursement for her healthcare insurance premiums for a period of up to 12 months.

Dougherty Offer Letter. Pursuant to the terms of an offer letter dated April 11, 2023, entered into between the Company and Mr. Dougherty, Mr. Dougherty will receive an annual base salary of $250,000. The offer letter provided that Mr. Dougherty would receive a one-time signing bonus, comprised of both cash and equity. The cash portion of the signing bonus would equal $30,000 and the equity portion of the signing bonus would be a grant of restricted stock with the number of shares to be issued to be equal to the quotient obtained by dividing $100,000 by the average of the closing stock price of the Company’s common stock on each of the 30 trading days prior to the date of grant. In addition, the offer letter states that Mr. Dougherty will be eligible to receive further equity grants under the Company’s equity incentive plan at the discretion of the Compensation Committee and to participate in the Company’s health insurance and the 401K retirement plans on the same basis and at the same rates as the Company’s similarly situated employees. In addition, on January 26, 2024, the Compensation Committee approved an amendment (the “Amendment”) to Mr. Dougherty’s offer letter to amend the terms of the restricted stock award previously granted to Mr. Dougherty pursuant to the offer letter (the “Prior Restricted Stock Award”). The Amendment provides that upon a Change in Control (as defined in the Company’s Amended and Restated 2014 Equity Incentive Plan, as amended), any outstanding and unvested portion of the Prior Restricted Stock Award shall vest in full immediately prior to such Change in Control.

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Girgenti Employment Agreement. The Company entered into an employment agreement with Mr. Girgenti on January 1, 2020, which sets forth the terms and conditions of his employment (the “Girgenti Agreement”). Pursuant to the Girgenti Agreement, Mr. Girgenti serves as the Company’s Executive Chairman and is entitled to an annual base salary of $120,000, one-half of which is paid in cash and one-half of which is paid in the form of restricted stock grants. The cash portion of his compensation is deferred and credited to an unfunded bookkeeping account established on his behalf and is payable to Mr. Girgenti on the earlier of: (i) a Change in Control of the Company (as defined in the Girgenti Agreement); (ii) his termination as Chairman of the Board; (iii) the termination of his employment without Cause (as defined in the Girgenti Agreement); (iv) his death; or (v) the third anniversary of the payroll date when such compensation would have been paid but for the deferral. The Girgenti Agreement may be terminated by either party at any time, provided that Mr. Girgenti is required to give the Company at least 30 days’ advance notice of termination.

In the event the Company terminates Mr. Girgenti’s employment without “Cause” or Mr. Girgenti terminates his employment for “Good Reason” (as defined in the Girgenti Agreement) he is entitled to receive the following payments and benefits, in addition to any accrued obligations: (i) all deferred payments of his cash compensation, and (ii) the immediate vesting of any unvested shares of restricted stock granted to him under the Girgenti Agreement. In the event the Company terminates Mr. Girgenti’s employment for “Cause,” Mr. Girgenti will not be entitled to any of his deferred cash compensation or vesting of his restricted stock.

Clawback Policy

The Board has adopted a clawback policy which requires the clawback of erroneously awarded incentive-based compensation of past or current executive officers awarded during the three full fiscal years preceding the date on which the issuer is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the federal securities laws. There is no fault or misconduct required to trigger a clawback.

The Compensation Committee shall determine, in its sole discretion, the timing and method for promptly recouping such erroneously awarded compensation, which may include without limitation: (a) seeking reimbursement of all or part of any cash or equity-based award, (b) cancelling prior cash or equity-based awards, whether vested or unvested or paid or unpaid, (c) cancelling or offsetting against any planned future cash or equity-based awards, (d) forfeiture of deferred compensation, subject to compliance with Section 409A of the Internal Revenue Code and the regulations promulgated thereunder, and (e) any other method authorized by applicable law or contract. Subject to compliance with any applicable law, the Compensation Committee may affect recovery under this policy from any amount otherwise payable to the executive officer, including amounts payable to such individual under any otherwise applicable Company plan or program, including base salary, bonuses or commissions and compensation previously deferred by the executive officer.

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Outstanding Equity Awards at December 31, 2023

The table below summarizes the outstanding equity awards awarded to the Company’s NEOs during the fiscal year ended December 31, 2023.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares of Units of Stock That Have Not Vested ($)
Maria Zannes	4/28/2014	64,848	-	1.16	4/27/2024	-	-
	7/27/2015	3,571	-	4.20	7/26/2025	-	-
	7/25/2016	3,571	-	7.00	7/24/2026	-	-
	4/24/2027	3,571	-	7.00	4/23/2027	-	-
	5/7/2018	7,142	-	7.70	5/6/2028	-	-
	2/25/2019	2,857	-	7.70	2/24/2029	-	-
	7/26/2029	7,142	-	7.70	7/25/2029	-	-
	2/5/2020	7,142	-	7.70	2/4/2030	-	-
	7/27/2020	7,142	-	7.70	7/26/2030
	7/26/2021	7,142	-	7.70	7/26/2031	-	-
	12/16/2031	7,142	-	4.20	12/15/2031	-	-
	7/26/2021	-	-	-	-	698	989
	6/6/2023	-	-	-	-	13,092	18,553

Michael Dougherty	6/6/2023	-	-	-	-	52,356	74,194

Steven Girgenti	4/28/2014	64,848	-	1.16	4/27/2024
	7/27/2015	3,571	-	4.20	7/26/2025
	7/25/2016	3,571	-	7.00	7/24/2026
	4/24/2017	3,571	-	7.00	4/23/2027
	5/7/2018	7,142	-	7.70	5/6/2028
	7/26/2019	7,142	-	7.70	7/25/2029
	7/27/2020	7,142	-	7.70	7/26/2030
	12/16/2021	7,142	-	4.20	12/15/2031
	2/19/2021	-	-	-	-	3,896	5,521
	12/31/2021	-	-	-	-	14,285	20,243
	8/9/2023	-	-	-	-	26,315	37,291

(1)	The following table shows the vesting schedule for restricted stock awards in this column vest:

Name	Grant Date	Vesting Schedule
M. Zannes	7/26/2021	Vests in equal monthly installments over the 36 months following the date of grant
	6/6/2023	Vests in equal monthly installments over the 12 months following the date of grant

M. Dougherty	6/6/2023	Vests in equal monthly installments over the 36 months following the date of grant, subject to the closing price of the Company’s common stock averaging at least $5.00 per share for 30 consecutive trading days

S. Girgenti	2/19/2021	Vests on third anniversary of the grant date, February 19, 2024
	12/31/2021	Vests on third anniversary of the grant date, December 31, 2024
	8/9/2023	Vests on third anniversary of the grant date, August 9, 2026

(2)	Calculated by multiplying the closing price per share of the Company’s common stock on December 29, 2023, $1.471 by the number of shares.

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Director Compensation

2023 Director Compensation Program

The Board adopted a compensation plan for directors on November 21, 2022, pursuant to which directors are compensated for services as a director of the Company. Beginning on January 1, 2023, each director will receive compensation in accordance with the following:

●	each director will be paid $25,000 per year in cash with payments to be made in four quarterly installments of $6,250 on each of January 1, April 1, July 1, and October 1;

●	the Chairman of the Board will be paid an additional $10,000 per year in cash, with payments to be made to the chairman in four quarterly installments of $2,500 on each of January 1, April 1, July 1, and October 1;

●	the chairman of the Audit Committee will be paid an additional $5,000 per year in cash, with payments to be made to the Audit Committee chairman in four quarterly installments of $1,250 on each of January 1, April 1, July 1, and October 1;

●	the chairmen of the Compensation Committee and the Nominating and Governance Committee will be paid an additional $2,500 per year in cash, with payments to be made to such committee chairmen in four quarterly installments of $625 on each of January 1, April 1, July 1, and October 1; and

●	each director will be granted a quarterly restricted stock award valued at $18,750 based on the fair market value of the Company’s Common Stock on the date of grant (which shall be deemed to be the greater of (i) the average closing price of the Company’s Common Stock on the Nasdaq Stock Market over the 30 trading days prior to the date of grant, or (ii) the closing price of the Company’s Common Stock on the Nasdaq Stock Market on the trading date immediately prior to the date of grant) on each of January 1, April 1, July 1, and October 1. The restricted stock awards will vest after three months of continued service by the director.

The table below summarizes the compensation paid to the Company’s non-NEO directors who served on the Board during the fiscal year ended December 31, 2023.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Robert Anderson	25,000	74,996	99,996
Stuart Diamond	30,000	74,996	104,996
Peter Knight	27,500	74,996	102,496
Mohsin Meghji (2)	25,000	74,996	99,996
Gary Rubin	27,500	74,966	102,496
Roby Joyce (3)	6,250	18,750	25,000
Jamie Platt(4)	—	—	—

(1)	Amounts do not reflect compensation actually received by the directors. Instead, the amounts represent aggregate grant date fair value of the restricted stock award computed in accordance with ASC 718, Stock Compensation. The valuation assumptions used in determining such amounts are consistent with those described in Note 11 of the Company’s Consolidated Financial Statements, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. As of December 31, 2023, the aggregate number of outstanding exercisable options held by each individual who served as a non-NEO director during 2023 was as follows: Robert Anderson – 104,129; Stuart Diamond – 7,142; Peter Knight – 28,568; Mohsin Meghji – 21,426; Gary Rubin – 32,139; Roby Joyce – 0; and Jamie Platt – 0.
(2)	Mr. Meghji resigned on December 1, 2023
(3)	Dr. Joyce was appointed as a director on September 18, 2023.
(4)	Dr. Platt was appointed as a director on December 1, 2023.

Changes to Program in Fiscal 2024

In March 2024, on the recommendation of the Compensation Committee, our Board amended the terms of the equity grants from quarterly to annually as follows: beginning July 1, 2024, each Board member shall receive an annual equity grant of restricted stock on July 1 of each year with a grant date value (which shall be equal to the closing price of a share of the Company’s common stock as of the date of grant on the principal established stock exchange or national market system on which the Company’s common stock is then traded) of approximately $75,000 that will vest pro rata on a monthly basis for 12 months commencing on August 1 of each year.

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SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of the Company’s Common Stock as of April 8, 2024, by (i) each person known to the Company to beneficially own more than 5% of any class of the Company’s outstanding voting securities, (ii) each director and nominee for director, (iii) each of our named executive officers, and (iv) all of the Company’s directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. In computing the number of shares beneficially owned by a person or entity and the percentage ownership of that person or entity in the table below, all shares subject to options and warrants were deemed outstanding if such securities are currently exercisable or will vest within 60 days of the filing of this Proxy Statement. These shares were not deemed outstanding, however, for the purpose of computing the percentage ownership of any other person or entity.

The percentage of beneficial ownership of the Company’s Common Stock is based on 11,514,354 shares of Common Stock outstanding as of April 8, 2024.

Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of Common Stock beneficially owned by such person.

Name and Address(1)	Number of Shares of Common Stock	Percent of Class
Directors and Executive Officers:
Maria Zannes(2)	285,928	2.46%
Michael Dougherty(3)	84,203	*
Steven Girgenti(4)	1,104,742	*
Robert Anderson(5)	181,135	9.51%
Stuart Diamond(6)	84,148	1.57%
Jamie Platt	12,668	*
Peter Knight(7)	143,942	1.24%
Gary Rubin(8)	1,720,800	14.90%
Roby Joyce(9)	607,665	5.28%

All Directors and Current Executive Officers as a Group (12 Individuals):	4,381,875	36.44%

Five Percent Holders:
The Harvey Sandler Revocable Trust(10)	1,584,144	13.76%
The Joyce Living Trust(11)	583,130	5.06%

*	Ownership of less than 1%.

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(1)	Unless otherwise indicated, the address for each person is c/o bioAffinity Technologies, Inc., 22211 West Interstate 10, Suite 1206, San Antonio, Texas, 78257.

(2)	Includes (i) 39,998 shares of Common Stock owned by Ms. Zannes of record or beneficially; (ii) 124,660 shares of Common Stock issued to Ms. Zannes as restricted stock; and (iii) 121,270 shares of Common Stock issuable upon exercise of options that are immediately exercisable. Does not include the following outstanding warrants that were amended by the Warrant Amendment and therefore are not exercisable: (i) 23,571 shares of Common Stock underlying warrants with a term of five years having an exercise price of $6.125 per share; and (ii) 79,997 shares of Common Stock underlying warrants with a term of five years having an exercise price of $3.0625 per share.

(3)	Includes 84,203 shares issued to Mr. Dougherty as restricted stock.

(4)	Includes (i) 831,130 shares of Common Stock owned by Mr. Girgenti of record or beneficially; (ii) 160,528 shares of Common Stock issued to Mr. Girgenti as restricted stock; (iii) 8,955 shares of Common Stock owned directly by the Cranye Girgenti Testamentary Trust, for which Mr. Girgenti serves as trustee; and (iv) 104,129 shares of Common Stock issuable upon exercise of options that are immediately exercisable. Does not include the following outstanding warrants that were amended by the Warrant Amendment and therefore are not exercisable: (i) 345,252 shares of Common Stock underlying warrants with a term of five years having an exercise price of $6.125 per share; (ii) 123,811 shares of Common Stock underlying warrants with a term of five years having an exercise price of $5.25 per share; (iii) 200,486 shares of Common Stock underlying warrants with a term of five years having an exercise price of $3.0625 per share; (iv) 5,952 shares of Common Stock underlying warrants having an exercise price of $6.125 per share held by the Cranye Girgenti Testamentary Trust; and (v) 2,380 shares of Common Stock underlying warrants having an exercise price of $5.25 per share held by the Cranye Girgenti Testamentary Trust.

(5)

Includes (i) 4,081 shares of Common Stock owned by Mr. Anderson of record or beneficially; (ii) 117,775 shares of Common Stock issued to Mr. Anderson as restricted stock; (iii) 39,281 shares of Common Stock issuable upon exercise of options that are immediately exercisable; and (iv) 19,998 shares of Common Stock underlying warrants with a term of five years having an exercise price of $3.0625.

(6)	Includes (i) 4,081 shares of Common Stock owned by Mr. Diamond of record or beneficially; (ii) 52,927 shares of Common Stock issued to Mr. Diamond as restricted stock; (iii) 7,142 shares of Common Stock issuable upon exercise of options that are immediately exercisable; and (iv) 19,998 shares of Common Stock underlying warrants with a term of five years having an exercise price of $3.0625.

(7)	Includes (i) 22,448 shares of Common Stock owned directly by Mr. Knight of record; (ii) 452,927 shares of Common Stock issued to Mr. Knight as restricted stock; (iii) 28,568 shares of Common Stock issuable upon exercise of options that are immediately exercisable; and (iv) 39,999 shares of Common Stock underlying warrants with a term of five years having an exercise price of $3.0625 per share.

(8)	Includes (i) 51,590 shares of Common Stock owned directly by Mr. Rubin of record; (ii) 52,927 shares of Common Stock issued to Mr. Rubin as restricted stock, (iii) 32,139 shares of Common Stock issuable upon exercise of options that are immediately exercisable and (iv) 1,584,144 shares of Common Stock owned by the Harvey Sandler Revocable Trust, for which Mr. Rubin serves as co-trustee. Does not include the following outstanding warrants that were amended by the Warrant Amendment and therefore are not exercisable: (i) 12,241 shares of Common Stock underlying warrants with a term of five years having an exercise price $6.125 per share; (ii) 4,896 shares of Common Stock underlying warrants with a term of five years having an exercise price of $5.25 per share; (v) 408,125 shares of Common Stock underlying warrants with a term of five years having an exercise price $6.125 per share held by the Harvey Sandler Revocable Trust; (vi) 163,248 shares of Common Stock underlying warrants with a term of five years having an exercise price of $5.25 per share held by the Harvey Sandler Revocable Trust; (vii) 79,997 shares of Common Stock underlying warrants with a term of five years having an exercise price of $3.0625 per share held by the Harvey Sandler Revocable Trust.

(9)	Includes (i) 583,130 shares of Common Stock owned by the Joyce Living Trust. Dr. Joyce is co-trustee of the Joyce Living Trust, together with his wife, Joyce M. Joyce, each of whom may act unilaterally with regard to voting and disposition power over the shares held by the Joyce Living Trust, and (ii) 24,535 shares of Common Stock issued to Dr. Joyce as restricted stock. The Joyce Living Trust has an address at 1092 Madeline Street, New Braunfels, Texas 78132. Does not include 19,999 shares of Common Stock underlying warrants with a term of five years having an exercise price of $5.25 per share that were amended by the Warrant Amendment and therefore are not exercisable.

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(10)	Includes 1,584,144 shares of Common Stock owned by the Trust either of record or beneficially. Does not include the following outstanding warrants that were amended by the Warrant Amendment and therefore are not exercisable: (i) 408,125 shares of Common Stock underlying warrants with a term of five years having an exercise price $6.125 per share; (ii) 163,248 shares of Common Stock underlying warrants with a term of five years having an exercise price of $5.25 per share; (iii) 79,997 shares of Common Stock underlying warrants with a term of five years having an exercise price of $3.0625.

(11)	Includes 583,130 shares of Common Stock owned by the Joyce Living Trust. Dr. Joyce is co-trustee of the Joyce Living Trust, together with his wife, Joyce M. Joyce, each of whom may act unilaterally with regard to voting and disposition power over the shares held by the Joyce Living Trust. The Joyce Living Trust has an address at 1092 Madeline Street, New Braunfels, Texas 78132. Does not include 19,999 shares of Common Stock underlying warrants with a term of five years having an exercise price of $5.25 per share that were amended by the Warrant Amendment and therefore are not exercisable.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related-Party Transactions

In addition to the compensation arrangements with directors and executive officers described under “Director and Executive Compensation,” the following is a description of each transaction since January 1, 2022, and each currently proposed transaction in which:

●	the Company was or is to be a participant;

●	the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years; and

●	any related person had or will have a direct or indirect material interest.

Zannes Purchase of Bridge Note and Accompanying Bridge Warrant

In August 2022, Maria Zannes, the President, CEO, and a director of the Company, purchased a convertible promissory note (a “Bridge Note”) in the principal amount of $99,000, which accrued interest at a rate of 6% per year. Originally, all principal and unpaid interest on the Bridge Note was due, if not settled prior, on May 31, 2022. Upon the closing of the Company’s Initial Public Offering (“IPO”) on September 6, 2022, the Bridge Note automatically converted into 23,672 shares of Common Stock.

In connection with her Bridge Note purchase, Ms. Zannes was issued an accompanying warrant (a “Bridge Warrant”) to purchase one share of the Company’s Common Stock for each conversion share based on the principal balance of the Bridge Note at an exercise price equal to $5.25 per share. The Bridge Warrant issued to Ms. Zannes entitled her to purchase 23,571 shares of Common Stock at an exercise price of $5.25 per share.

Girgenti Purchase of Bridge Note and Accompanying Bridge Warrant

In August 2022, Steven Girgenti, the Executive Chairman and a director of the Company, purchased a Bridge Note in the principal amount of $150,000. Upon the IPO closing, Mr. Girgenti’s Bridge Note automatically converted into 35,866 shares of Common Stock.

In connection with his Bridge Note purchase, Mr. Girgenti received a Bridge Warrant to purchase 35,714 shares of Common Stock at an exercise price of $5.25 per share.

PPLS Acquisition of the Laboratory

On September 18, 2023 the Company’s wholly owned subsidiary, PPLS, consummated the acquisition of the laboratory assets of Village Oaks Pathology Services, P.A., d/b/a Precision Pathology Services, pursuant to the terms of the Asset Purchase Agreement with Village Oaks. As a result of the acquisition, the CAP-accredited, CLIA-certified clinical pathology laboratory is owned by PPLS. Dr. Roby Joyce was the Medical Director and Laboratory Director of the clinical pathology laboratory prior to the acquisition, and he continues to serve as Medical Director and Laboratory Director of PPLS after the acquisition. Founded in 2007 by Dr. Joyce, Village Oaks has provided pathology services to physicians practicing in a variety of outpatient settings. Since September 2021, Village Oaks, under the trade name Precision Pathology Services, had offered CyPath® Lung for sale as an LDT for the detection of early-stage lung cancer. In addition to CyPath® Lung, PPLS intends to continue to offer a range of laboratory services including respiratory testing for SARS-CoV-2 and influenza, anatomical pathology, morphological stains, histological services, DNA extractions, STI testing, and women’s and men’s health testing.

Pursuant to the terms of the Asset Purchase Agreement, PPLS acquired the laboratory assets, which included all of the assets owned by Village Oaks, other than medical assets, which are assets Village Oaks used in connection with its management and operation of a clinical pathology laboratory, now owned by PPLS, and related services business, and assumed certain liabilities and obligations. The laboratory is a clinical pathology laboratory that is CAP-accredited and CLIA-certified. Pursuant to the terms of the Asset Purchase Agreement, Village Oaks received $3,500,000 in consideration for the assets to be purchased by PPLS, of which $1,000,000 was paid by the issuance of 564,972 shares of our restricted Common Stock to the Joyce Trust, which share number was determined by dividing $1,000,000 by $1.77, the average of the trading day closing prices for the 30 days prior to September 15, 2023, rounded to the nearest whole share.

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The Asset Purchase Agreement contains customary representations, warranties and covenants made by PPLS and Village Oaks and consummation of the transaction was subject to customary closing conditions, including, among other things, entry into the other ancillary agreements described below.

Pursuant to the Asset Purchase Agreement, PPLS assumed all liabilities and obligations under and obtained any and all rights, title and interest of Village Oaks in and to (i) the Assumed Leases under the Assumption Agreement; (ii) the Assumed Contracts under the Assumption Agreement; (iii) all accounts payable of Village Oaks as of September 18, 2023, that were incurred in the ordinary course of business consistent with past custom and practice; and (iv) the lease of the premises used in connection with operation of the CLIA-certified and CAP-accredited clinical pathology laboratory, pursuant to the Assignment and Assumption of Lease, which Assignment of Lease was consented to by the landlord of the leased premises. The monthly rent is currently $10,143.83 per month, and the term of the Lease is five years.

In connection with the Asset Purchase Agreement, PPLS entered into the Management Services Agreement with Village Oaks, pursuant to which PPLS will provide comprehensive management and administrative services to Village Oaks in connection with the operation of Village Oaks’ professional cytopathology, histopathology, clinical and anatomic pathology interpretation medical services practice. PPLS will provide space, equipment, administrative, management and clinical personnel, billing and collection, and related management services to Village Oaks in exchange for a management fee of 70% of the net revenues received by Village Oaks from the provision of the medical services. The Management Services Agreement has an initial term of 20 years and provides that upon expiration of the initial term, it will be automatically extended for two additional successive terms of five years each, unless either party delivers written notice of its intention not to extend the term of the agreement not less than 90 days prior to the expiration of the preceding term. The Management Services Agreement also provides that until the fifth anniversary of its effective date, Village Oaks will not, without the prior written approval of PPLS own, operate, or have any financial interest in any other person or entity that operates an independent laboratory or an enterprise within the United States that provides or promotes management or administrative services or any product or services substantially similar to those provided by PPLS.

In connection with the Asset Purchase Agreement, PPLS entered into the Succession Agreement, pursuant to which Dr. Joyce, as holder of 100% of the issued and outstanding stock of Village Oaks, and Village Oaks are restricted from disposing of their equity interests in Village Oaks, subject to certain exceptions, without the prior written consent of the Company and Village Oaks. The Succession Agreement further provides that the entire equity interest held by Dr. Joyce in Village Oaks will be automatically assigned and transferred to a successor who meets the Eligibility Requirements of a Designated Physician, as such terms are defined and described in the Succession Agreement, in the event of, among other things, the death, disability, retirement, or a court’s determination of incompetence of Dr. Joyce, as well as Dr. Joyce’s failure to satisfy the eligibility requirements of a Designated Physician, exclusion or disqualification from participation in the Medicare program, conviction of a felony or crime or moral turpitude, bankruptcy filing, or material breach of the Succession Agreement. In the event of the automatic transfer of Dr. Joyce’s equity interests in Village Oaks as provided in the Succession Agreement, such agreement provides that the board of directors of Village Oaks shall nominate a group of three candidates as the Designated Physician who satisfy the Eligibility Requirements. In the event the Company desires not to select any of such candidates, the Company shall select and appoint a successor Designated Physician from any other physicians that satisfy the Eligibility Requirements. Subject in all cases to the Management Services Agreement, Dr. Joyce shall not cause any voluntary interruption of the conduct of Village Oaks’ business and operations and shall use commercially reasonable efforts to preserve (or assist us in preserving) all rights, privileges, and franchises held by Village Oaks, including the maintenance of all contracts, copyrights, trademarks, licenses, and registrations.

In connection with the Asset Purchase Agreement, PPLS entered into the Professional Services Agreement with Village Oaks, pursuant to which Village Oaks will provide pathology interpretation services as requested on behalf of PPLS based on the professional fees approved for the CPT code for the services provided under the Medicare Physician Fee Schedule in the locality where the test is performed. The Professional Services Agreement has an initial term of 20 years and provides that upon expiration of the initial term, it will be automatically extended for successive terms of 12 months each, unless either party delivers written notice of its intention not to extend the term of the agreement not less than 30 days prior to the expiration of the preceding term.

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In connection with the Asset Purchase Agreement, the Company entered into the Executive Employment Agreement with Dr. Joyce, for a term of three years, to serve as the Medical Director and Laboratory Director of PPLS at a base salary of $333,333.34 per year. Pursuant to the Joyce Employment Agreement, Dr. Joyce was also appointed to serve on our Board. Dr. Joyce will be eligible to participate in or receive benefits under our benefit plans generally made available to executives of similar status and responsibilities and will be provided use of a company car. In the event the Joyce Employment Agreement is terminated for any reason, including by Dr. Joyce upon 60 days’ notice, by us for cause or by reason of Dr. Joyce’s death, Dr. Joyce (or his estate as applicable) will receive his base salary for the remainder of the three-year employment term. However, the Joyce Employment Agreement provides that if Dr. Joyce breaches any of the restrictive covenants set forth in the Joyce Employment Agreement, including a covenant not to compete during his term of employment and a covenant not to knowingly disclose confidential information, such breach will be grounds for the immediate termination of Dr. Joyce and will result in the forfeiture of all compensation and benefits otherwise due to Dr. Joyce.

One of the Assumed Leases is the Hologic Equipment Lease, pursuant to which PPLS leases reagent equipment from Hologic and is required to purchase a minimum number of specified testing kits each year. The total monthly minimum purchase commitment PPLS is required to pay Hologic, inclusive of the lease of the reagent equipment, is $16,914 per month. The term of the Hologic Equipment Lease currently expires on December 20, 2027.

Another of the Assumed Leases is the Leica Equipment Lease, pursuant to which PPLS leases reagent equipment from Leica and is required to purchase a minimum number of specified testing kits. The total monthly minimum purchase commitment PPLS is required to pay to Leica, inclusive of the lease of the reagent equipment, is $19,790 per month. The term of the Leica Equipment Lease currently expires on March 23, 2026.

One of the Assumed Contracts is the License Agreement. Pursuant to the License Agreement, Pathology Watch granted a license to its digital imaging cloud-based pathology platform to facilitate remote interpretation and billing of pathology specimens by qualified professionals to PPLS for a monthly fee of $25,000. In connection with the License Agreement, Pathology Watch also provides certain support services and marketing vendor services to PPLS for the monthly fee of $38,000, for a total monthly fee paid by PPLS to Precision Watch of $63,000. The License Agreement is for an initial term of 12 months, unless terminated by either party upon 90 days’ notice, and provides that upon expiration of the initial term (or any renewal term), it will be automatically extended for successive 12-month terms, unless either party notifies the other party of its intention not to renew the License Agreement not less than 90 days prior to the expiration of the current term.

In connection with the Asset Purchase Agreement, Dr. Joyce, on behalf of Village Oaks, executed the Bill of Sale, pursuant to which all rights, title, and interest of Village Oaks in and to the permits listed on Exhibit A attached thereto, inclusive of the CLIA-certificate and CAP-accreditation, notwithstanding the transfer of the CLIA certificate by operation of law to PPLS upon consummation of the Acquisition, were confirmed to have been transferred and assigned to PPLS.

Amendment to Warrants

On September 17, 2023, Mr. Girgenti, the Cranye Girgenti Testamentary Trust, Gary Rubin, The Harvey Sandler Revocable Trust, a trust of which Mr. Rubin is a co-trustee, Ms. Zannes and Dr. Joyce consented to an amendment of the terms of the outstanding warrants that they own. Such warrants include (i) Tradeable Warrants to purchase 98,198, 39,182, and 39,182 shares of Common Stock owned by Mr. Girgenti, The Harvey Sandler Revocable Trust, and Ms. Zannes, respectively); (ii) Non-Tradeable Warrants to purchase 102,286, 40,813, and 40,813 shares of Common Stock owned by Mr. Girgenti, The Harvey Sandler Revocable Trust, and Ms. Zannes, respectively; and (iii) Pre-IPO Warrants to purchase 469,063, 8,332, 571,373, 23,571, 17,137, and 14,285 shares of Common Stock owned by Mr. Girgenti, the Cranye Girgenti Testamentary Trust, Mr. Rubin, The Harvey Sandler Revocable Trust, Ms. Zannes, and Dr. Joyce, respectively. The warrant amendment provides that such warrants will not be exercisable until the date that we file a certificate of amendment to our certificate of incorporation with the State of Delaware which increases the number of shares of our authorized Common Stock to allow for sufficient authorized and unissued shares of Common Stock for the full exercise of all of the outstanding Pre-IPO Warrants, Tradeable Warrants and Non-Tradeable Warrants of the Company and the issuance of all of the shares of Common Stock underlying such warrants.

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Timothy Zannes Compensation

Timothy Zannes, brother of Maria Zannes, our Chief Executive Officer, has been employed by the Company as General Counsel and Secretary since 2014. Mr. Zanes received (i) a salary of $70,008 and an equity award valued at $9,997 in 2002 and (ii) a salary of $70,008 and a bonus of $21,000, which was paid on January 31, 2024, 50% in cash and 50% in shares of restricted stock. The number of shares of restricted stock issued was determined by dividing the cash value of 50% of Mr. Zannes bonus by the closing price of the Company’s common stock on January 31, 2024. Mr. Zannes is scheduled to receive an annual salary in 2024 of $80,000.

Policies and Procedures for Related Party Transactions

The Board has adopted a written Code of Ethics and Business Conduct, which includes a policy on conflicts of interest that requires the Company’s directors and executive officers to seek determination and prior authorizations or approvals of potential conflicts of interest exclusively from the Board. In reviewing and approving any such transactions, the Company’s General Counsel and Board consider all relevant facts and circumstances. The Code of Ethics and Business Conduct is available on the Investor Relations section of the Company’s website at ir.bioaffinitytech.com and can be accessed through the “Governance Documents” hyperlink under the “Governance” tab. The Company intends to disclose any amendments to the Code of Ethics and Business Conduct, or any waivers of its requirements, on its website to the extent required by the applicable rules and exchange requirements.

STOCKHOLDER PROPOSALS FOR 2025 ANNUAL MEETING

Stockholder proposals intended to be included in the Company’s proxy statement relating to the 2025 Annual Meeting must comply with Rule 14a-8 under the Exchange Act, which requires that the notice be received at the Company’s principal executive office not less than 120 calendar days before the one-year anniversary date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting, and accordingly must be received in writing by the Company at its principal executive office at the address set forth above no later than December 15, 2024.

In connection with the Company’s next annual meeting, stockholder proposals that are not submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article II, Section 2.12 of the Company’s By-laws, which provides that nominations or other business at an annual meeting of stockholders may be made (i) pursuant to the Company’s notice of meeting, (ii) by or at the direction of the Board, or (iii) by any stockholder of the Company who was a stockholder of record at the time of giving the notice provided for in Article II, Section 2.12 of the By-laws, who is entitled to vote at the meeting and who complies with the notice procedures set forth in Article II, Section 2.12.

For nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Corporate Secretary. To be timely, a stockholder’s notice shall be delivered to the Secretary of the Company at the Company’s principal executive office at 22211 West Interstate 10, Suite 1206, San Antonio, Texas 78257, and not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The anniversary of this year’s Annual Meeting will be Wednesday, June 4, 2025. Thus, a stockholder notice must be received by the Company no later than March 6, 2025, and no earlier than February 4, 2025. If the date of the 2025 Annual Meeting is changed, these dates may change. Such stockholder’s notice is required to set forth, as to each matter the stockholder proposes to bring before an annual meeting, certain information specified in the By-laws and, to the extent applicable, required by Rule 14a-19 under the Exchange Act. A copy of the By-laws of the Company may be obtained from the Secretary of the Company at the address set forth above.

In addition to satisfying the foregoing advance notice requirements under the Company’s By-laws, to comply with the universal-proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act and that is postmarked or transmitted electronically to the Company no later than April 5, 2025.

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Annual Report

The Company’s Annual Report on Form 10-K for the period ended December 31, 2023, (the “Annual Report”) is being furnished with this Proxy Statement to stockholders of record as of the record date. The Company will provide stockholders with a copy of the Company’s Annual Report, without charge, upon written request addressed to the Secretary of the Company at the address listed below. The Company’s Annual Report and the exhibits filed with it are also available on the Investor Relations section of the Company’s website at ir.bioaffinitytech.com and can be accessed through the “Annual Reports” hyperlink under the “SEC Filings” heading.

bioAffinity Technologies, Inc.

22211 W Interstate 10, Suite 1206

San Antonio, Texas 78257

(210) 698-5334

OTHER MATTERS

No business other than the matters set forth in this Proxy Statement is expected to come before the Annual Meeting but should any other matters requiring a vote of stockholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interest of the Company. In the event that any of the nominees for director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for such substitute nominee(s) as the Board recommends, or in the absence of such recommendation, such other persons as they consider to be in the best interests of the Company.

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements, annual reports and notices of internet availability of proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of the applicable document(s) addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers with account holders who are stockholders of the Company may be “householding” our proxy materials. A single proxy statement or notice may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”

Street-name stockholder who are currently receiving householded materials may revoke their consent, and street-name shareholders who are not currently receiving householded materials may request householding of our future materials, by contacting Broadridge Financial Services, Inc., either by calling toll free at (866) 540-7095 or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you revoke your consent you will be removed from the “householding” program within 30 days of Broadridge’s receipt of your revocation, and each stockholder at your address will receive individual copies of our future materials.

By Order of the Board of Directors:

Maria Zannes
President and Chief Executive Officer

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APPENDIX A

BIOAFFINITY TECHNOLOGIES, INC.

2024 EQUITY INCENTIVE COMPENSATION PLAN

Section 1. Establishment and Purpose

The purpose of the bioAffinity Technologies, Inc. 2024 Equity Incentive Compensation Plan (the “Plan”), is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers of bioAffinity Technologies, Inc. (the “Company”) and its subsidiaries may develop a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Company, by means of the Plan, seeks to retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for the success of the Company and its subsidiaries.

The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards. This Plan shall become effective upon the date set forth in Section 17.1 hereof.

Section 2. Definitions

Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below:

2.1 “Affiliate” means, with respect to a Person, a Person that directly or indirectly Controls, or is Controlled by, or is under common Control with, such Person.

2.2 “Applicable Law” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

2.3 “Award” means an award of a Stock Option, Stock Appreciation Right, Restricted Stock, Stock Unit, Performance Share, Performance Unit, and/or Other Stock-Based Award granted under the Plan.

2.4 “Award Agreement” means either (i) a written or electronic agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award including any amendment or modification thereof, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Cause” means: (a) conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (b) engaging in any substantiated act involving moral turpitude; (c) engaging in any act which, in each case, subjects, or if generally known would subject, the Company to public ridicule or embarrassment; (d) material violation of the Company’s policies, including, without limitation, those relating to sexual harassment or the disclosure or misuse of confidential information; (e) serious neglect or misconduct in the performance of the grantee’s duties for the Company or a subsidiary or willful or repeated failure or refusal to perform such duties; in each case as determined by the Committee, which determination shall be final, binding and conclusive. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

2.7 “Change in Control” shall be deemed to have occurred if any one of the following events shall occur:

A-1

(i) Any Person becomes the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act) of shares of Common Stock representing more than 50% of the total number of votes that may be cast for the election of directors of the Company;

(ii) The consummation of any merger or other business combination of the Company, sale of all or substantially all of the Company’s assets or combination of the foregoing transactions (a “Transaction”), other than a Transaction involving only the Company and one or more of its subsidiaries, or a Transaction immediately following which the shareholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity;

(iii) Within any 12-month period beginning on or after the Effective Date, the persons who were directors of the Company immediately before the beginning of such period (the “Incumbent Directors”) shall cease (for any reason other than death) to constitute at least a majority of the Board (or the board of directors of any successor to the Company); provided that any director who was not a director as of the date hereof shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of the foregoing unless such election, recommendation or approval was the result of an actual or threatened election contest of the type contemplated by Rule 14a-11 promulgated under the Exchange Act or any successor provision; or

(iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, no event or condition shall constitute a Change in Control to the extent that, if it were, a penalty tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Change in Control to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such penalty tax.

2.8 “Code” means the Internal Revenue Code of 1986, as amended. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.9 “Committee” means the committee of the Board delegated with the authority to administer the Plan, or the full Board, as provided in Section 3 of the Plan. With respect to any decision relating to a Reporting Person, the Committee shall consist solely of two or more directors who are non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision. The fact that a Committee member shall fail to qualify under any of these requirements shall not invalidate an Award if the Award is otherwise validly made under the Plan. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

2.10 “Common Stock” means the Company’s Common Stock, par value $0.007 per share.

2.11 “Company” means bioAffinity Technologies, Inc., and any successor thereto as provided in Section 15.8.

2.12 “Control” means, as to any Person, the power to direct or cause the direction of the management and policies of such Person, or the power to appoint directors of the Company, whether through the ownership of voting securities, by contract or otherwise (the terms “Controlled by” and “under common Control with” shall have correlative meanings).

2.13 “Date of Grant” means the date on which an Award under the Plan is granted by the Committee, or such later date as the Committee may specify to be the effective date of an Award.

2.14 “Disability” means a Participant being considered “disabled” within the meaning of Section 409A of the Code and Treasury Regulation 1.409A-3(i)(4), as well as any successor regulation or interpretation.

2.15 “Effective Date” means the date set forth in Section 17.1 hereof.

2.16 “Eligible Person” means any person who is an employee, officer, director, consultant, advisor or other individual service provider of the Company or any Subsidiary, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any Subsidiary; provided that the Award Agreement for any grant of an Award to a prospective employee, officer, director, consultant, advisor or other individual service provider will contain appropriate forfeiture provisions in the event such individual does not become employed or engaged by the Company or applicable Subsidiary.

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2.17 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.18 “Fair Market Value” of a share of Common Stock shall be, as applied to a specific date (i) the closing price of a share of Common Stock as of such date on the principal established stock exchange or national market system on which the Common Stock is then traded (or, if there is no trading in the Common Stock as of such date, the closing price of a share of Common Stock on the most recent date preceding such date on which trades of the Common Stock were recorded), or (ii) if the shares of Common Stock are not then traded on an established stock exchange or national market system but are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market as of such date (or, if there are no closing bid and asked prices for the shares of Common Stock as of such date, the average of the closing bid and the asked prices for the shares of Common Stock on the most recent date preceding such date on which such closing bid and asked prices are available on such over-the-counter market), or (iii) if the shares of Common Stock are not then listed on a national securities exchange or national market system or traded in an over-the-counter market, the price of a share of Common Stock as determined by the Committee in its discretion in a manner consistent with Section 409A of the Code and Treasury Regulation 1.409A-1(b)(5)(iv), as well as any successor regulation or interpretation.

2.19 [Intentionally Omitted].

2.20 “Incentive Stock Option” means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations promulgated thereunder.

2.21 “Nonqualified Stock Option” means a Stock Option granted under Section 6 hereof that is not an Incentive Stock Option.

2.22 [Intentionally Omitted].

2.23 “Other Stock-Based Award” means a contractual right granted to an Eligible Person under Section 13 representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions as are set forth in the Plan and the applicable Award Agreement.

2.24 “Participant” means any Eligible Person who holds an outstanding Award under the Plan.

2.25 “Performance Shares” means a contractual right granted to an Eligible Person under Section 10 hereof representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.26 “Performance Unit” means a contractual right granted to an Eligible Person under Section 11 hereof representing a notional dollar interest as determined by the Committee to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.27 “Person” shall mean any individual, partnership, firm, trust, corporation, limited liability company or other similar entity. When two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of Common Stock, such partnership, limited partnership, syndicate or group shall be deemed a “Person”.

2.28 “Plan” means the bioAffinity Technologies, Inc. 2024 Equity Incentive Compensation Plan, as set forth herein and as may be amended from time to time.

2.29 “Reporting Person” means an officer, director or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

2.30 “Restricted Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 8 hereof that are issued subject to such vesting and transfer restrictions and such other conditions as are set forth in the Plan and the applicable Award Agreement.

2.31 “Securities Act” means the Securities Act of 1933, as amended.

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2.32 “Service” means a Participant’s employment or other service relationship with the Company or any Subsidiary. A change in the capacity in which a Participant renders service to the Company or a Subsidiary as an employee, director or consultant or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Service with the Company or a Subsidiary, will not terminate a Participant’s Service; provided, however, that if the entity for which a Participant is rendering services ceases to qualify as a Subsidiary, as determined by the Committee in its sole discretion, such Participant’s Service will be considered to have terminated on the date such entity ceases to qualify as a Subsidiary. For example, a change in status from an employee of the Company to a consultant to or director of the Company will not constitute an interruption of Service. To the extent permitted by Applicable Law, the Committee or the chief executive officer of the Company, in that party’s sole discretion, may determine whether a Participant’s Service will be considered interrupted in the case of (i) any leave of absence approved by the Company or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, a Subsidiary, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s (or a Subsidiary’s) leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by Applicable Law. Unless the Committee provides otherwise, in its discretion, or as otherwise required by Applicable Law, vesting of Options shall be tolled during any unpaid leave of absence by a Participant.

2.33 “Stock Appreciation Right” means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment, upon the exercise of such right, in such amount and at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.34 “Stock Option” means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.35 “Stock Unit Award” means a contractual right granted to an Eligible Person under Section 9 hereof representing notional unit interests equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.36 “Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or Controlled, directly or indirectly, by the Company; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under Section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.

Section 3. Administration

3.1 Committee Members. The Plan shall be administered by the Committee; provided that the entire Board may act in lieu of the Committee on any matter, subject to the requirements of Section 2.9 of the Plan with respect to an Award to a Reporting Person. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or employees of the Company or its Subsidiaries.

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3.2 Committee Authority. The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance criteria, performance goals and other conditions of an Award, the duration of the Award, and all other terms of the Award. Subject to the terms of the Plan, the Committee shall have the authority to amend the terms of an Award in any manner that is not inconsistent with the Plan (including to extend the post-termination exercisability period of Stock Options and Stock Appreciation Rights), provided that no such action (except an action relating to a Change in Control) shall materially impair the rights of a Participant with respect to an outstanding Award without the Participant’s consent. For purposes of the foregoing, any action of the Committee that alters or affects the tax treatment of any Award shall not be considered to materially impair any rights of any Participant. The Committee shall also have discretionary authority to interpret the Plan, to make all factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any Award Agreement hereunder. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.

3.3 No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Subsidiaries shall pay or reimburse any member of the Committee, as well as any other Person who takes action on behalf of the Plan, for all reasonable expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of the Company with respect to the Plan. The Company and its Subsidiaries may, but shall not be required to, obtain liability insurance for this purpose.

Section 4. Shares Subject to the Plan

4.1 Share Limitation.

(a) Subject to adjustment pursuant to Section 4.2 hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan shall be 2,000,000 shares, all of which may, but need not, be issued in respect of Incentive Stock Options.

(b) Shares of Common Stock issued under the Plan may be either authorized but unissued shares or shares held in the Company’s treasury. Any shares of Common Stock subject to Awards that are settled in Common Stock shall be counted against the maximum share limitations of this Section 4.1(a) as one share of Common Stock for every share of Common Stock subject thereto. To the extent that any Award under the Plan payable in shares of Common Stock is forfeited, cancelled, returned to or repurchased by the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the shares of Common Stock covered thereby will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations. Shares of Common Stock that otherwise would have been issued upon the exercise of a Stock Option or Stock Appreciation Right or in payment with respect to any other form of Award, that are surrendered in payment or partial payment of the exercise price thereof and/or taxes withheld with respect to the exercise thereof or the making of such payment, will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations.

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4.2 Adjustments. If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting the Common Stock, the Committee shall, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made in (i) the maximum numbers and kind of shares provided in Section 4.1 hereof, (ii) the numbers and kind of shares of Common Stock, units, or other rights subject to then outstanding Awards, (iii) the price for each share or unit or other right subject to then outstanding Awards, (iv) the performance measures or goals relating to the vesting of an Award, and (v) any other terms of an Award that are affected by the event to prevent dilution or enlargement of a Participant’s rights under an Award. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code.

Section 5. Participation and Awards

5.1 Designation of Participants. All Eligible Persons are eligible to be designated by the Committee to receive Awards and become Participants under the Plan. The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares of Common Stock, units or other amounts subject to such Awards. In selecting Eligible Persons to be Participants and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.

5.2 Determination of Awards. The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem or in the alternative. To the extent deemed appropriate by the Committee, an Award shall be evidenced by an Award Agreement as described in Section 15.1 hereof.

Section 6. Stock Options

6.1 Grants of Stock Options. A Stock Option may be granted to any Eligible Person selected by the Committee. Subject to the provisions of Section 6.7 hereof and Section 422 of the Code, each Stock Option shall be designated, in the discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option.

6.2 Exercise Price. The exercise price per share of a Stock Option shall not be less than 100 percent of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.2, provided that the Committee may in its discretion specify for any Stock Option an exercise price per share that is higher than the Fair Market Value on the Date of Grant and may establish an exercise price that is below Fair Market Value on the Date of Grant for Stock Options granted to Participants who are not residents of the U.S if permitted by applicable law and any applicable rules of the principal established stock exchange or national market system on which the Common Stock is traded.

6.3 Vesting of Stock Options. The Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Option may be based on the continued Service of the Participant for a specified time period (or periods) and/or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its discretion, accelerate the vesting or exercisability of any Stock Option at any time. The Committee in its sole discretion may allow a Participant to exercise unvested Nonqualified Stock Options, in which case the shares of Common Stock then issued shall be Restricted Stock having analogous vesting restrictions to the unvested Nonqualified Stock Options.

6.4 Term of Stock Options. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised, provided that the maximum term of a Stock Option shall be ten (10) years from the Date of Grant. A Stock Option may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Service, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Except as otherwise provided in this Section 6 or in an Award Agreement as such agreement may be amended from time to time upon authorization of the Committee, no Stock Option may be exercised at any time during the term thereof unless the Participant is then in Service. Notwithstanding the foregoing, unless an Award Agreement provides otherwise:

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(a) If a Participant’s Service terminates by reason of his or her death, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by such Participant’s estate or any person who acquires the right to exercise such Stock Option by bequest or inheritance at any time in accordance with its terms for up to one year after the date of such Participant’s death (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such one-year period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(b) If a Participant’s Service terminates by reason of his or her Disability, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by the Participant or his or her personal representative at any time in accordance with its terms for up to one year after the date of such Participant’s termination of Service (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such one-year period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(c) If a Participant’s Service terminates for any reason other than death, Disability or Cause, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by the Participant up until ninety (90) days following such termination of Service (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such 90-day period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(d) If a Participant’s Service terminates for Cause, any Stock Option held by such Participant, whether vested or unvested, shall be deemed forfeited and canceled on the date of such termination of Service.

(e) To the extent that a Stock Option of a Participant whose Service terminates is not exercisable, such Stock Option shall be deemed forfeited and canceled on the date of such termination of Service.

6.5 Stock Option Exercise. Subject to such terms and conditions as shall be specified in an Award Agreement, a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, and payment of the aggregate exercise price by certified or bank check, or such other means as the Committee may accept. As set forth in an Award Agreement or otherwise determined by the Committee, in its sole discretion, at or after grant, payment in full or in part of the exercise price of an Option may be made: (i) in the form of shares of Common Stock that have been held by the Participant for such period as the Committee may deem appropriate for accounting purposes or otherwise, valued at the Fair Market Value of such shares on the date of exercise; (ii) by surrendering to the Company shares of Common Stock otherwise receivable on exercise of the Option; (iii) by a cashless exercise program implemented by the Committee in connection with the Plan; and/or (iv) by such other method as may be approved by the Committee and set forth in an Award Agreement. Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment of the exercise price and satisfaction of any applicable tax withholding pursuant to Section 16.5, the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount based upon the number of shares of Common Stock purchased under the Option. Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars or shares of Common Stock, as applicable.

6.6 Reload Options. The Committee may in its discretion include in any Award Agreement with respect to an option (the “original option”) a provision that an additional option (the “additional option”) shall be granted to any Participant who, pursuant to Section 6.5, delivers shares of the Common Stock in partial or full payment of the exercise price of the original option. The additional option shall be for a number of shares of the Common Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market Value of a share of Common Stock on the date of exercise of the original option, and shall have an expiration date no later than the expiration date of the original option. In the event that an Award Agreement provides for the grant of an additional option, such Award Agreement shall also provide that the exercise price of the original option be no less than the Fair Market Value of a share of Stock on its date of grant, and that any shares that are delivered pursuant to Section 6.5 in payment of such exercise price shall have been held for at least six months.

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6.7 Additional Rules for Incentive Stock Options.

(a) Eligibility. An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee under Treasury Regulation §1.421-7(h) of the Company or any Subsidiary.

(b) Annual Limits. No Incentive Stock Option shall be granted to an Eligible Person as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any Subsidiary would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking Incentive Stock Options into account in the order in which granted.

(c) Ten Percent Stockholders. If a Stock Option granted under the Plan is intended to be an Incentive Stock Option, and if the Participant, at the time of grant, owns stock possessing ten percent or more of the total combined voting power of all classes of Common Stock of the Company or any Subsidiary, then (A) the Stock Option exercise price per share shall in no event be less than 110 percent of the Fair Market Value of the Common Stock on the date of such grant and (B) such Stock Option shall not be exercisable after the expiration of five (5) years following the date such Stock Option is granted.

(d) Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two (2) years following the Date of Grant or one (1) year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

Section 7. Stock Appreciation Rights

7.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event.

7.2 Base Price. The base price of a Stock Appreciation Right shall be determined by the Committee in its sole discretion; provided, however, that the base price for any grant of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.2.

7.3 Vesting Stock Appreciation Rights. The Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the continued Service of a Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its discretion, accelerate the vesting or exercisability of any Stock Appreciation Right at any time.

7.4 Term of Stock Appreciation Rights. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Appreciation Right may be exercised, provided that the maximum term of a Stock Appreciation Right shall be ten (10) years from the Date of Grant. A Stock Appreciation Right may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Service, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Except as otherwise provided in this Section 7 or in an Award Agreement as such agreement may be amended from time to time upon authorization of the Committee, no Stock Appreciation Right may be exercised at any time during the term thereof unless the Participant is then in the Service of the Company or one of its Subsidiaries.

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7.5 Payment of Stock Appreciation Rights. Subject to such terms and conditions as shall be specified in an Award Agreement, a vested Stock Appreciation Right may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company and payment of any exercise price. Upon the exercise of a Stock Appreciation Right and payment of any applicable exercise price, a Participant shall be entitled to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised. Payment of the amount determined under the immediately preceding sentence may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise, in cash, or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements set forth in Section 16.5. If Stock Appreciation Rights are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

Section 8. Restricted Stock Awards

8.1 Grant of Restricted Stock Awards. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award. The Committee may provide in an Award Agreement for the payment of dividends and distributions to the Participant at such times as paid to stockholders generally or at the times of vesting or other payment of the Restricted Stock Award. If any dividends or distributions are paid in stock while a Restricted Stock Award is subject to restrictions under Section 8.3 of the Plan, the dividends or other distributions shares shall be subject to the same restrictions on transferability as the shares of Common Stock to which they were paid unless otherwise set forth in the Award Agreement. The Committee may also subject the grant of any Restricted Stock Award to the execution of a voting agreement with the Company or with any Affiliate of the Company.

8.2 Vesting Requirements. The restrictions imposed on shares of Common Stock granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. Upon vesting of a Restricted Stock Award, such Award shall be subject to the tax withholding requirement set forth in Section 16.5. The requirements for vesting of a Restricted Stock Award may be based on the continued Service of the Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its discretion, accelerate the vesting of a Restricted Stock Award at any time. If the vesting requirements of a Restricted Stock Award shall not be satisfied, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company. In the event that the Participant paid any purchase price with respect to such forfeited shares, unless otherwise provided by the Committee in an Award Agreement, the Company will refund to the Participant the lesser of (i) such purchase price and (ii) the Fair Market Value of such shares on the date of forfeiture.

8.3 Restrictions. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. The Committee may require in an Award Agreement that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

8.4 Rights as Stockholder. Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant to whom a Restricted Stock Award is made shall have all rights of a stockholder with respect to the shares granted to the Participant under the Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock Award is granted.

8.5 Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within 30 days following the Date of Grant, a copy of such election with the Company (directed to the Secretary thereof) and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

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Section 9. Stock Unit Awards

9.1 Grant of Stock Unit Awards. A Stock Unit Award may be granted to any Eligible Person selected by the Committee. The value of each Stock Unit under a Stock Unit Award is equal to the Fair Market Value of the Common Stock on the applicable date or time period of determination, as specified by the Committee. A Stock Unit Award shall be subject to such restrictions and conditions as the Committee shall determine. A Stock Unit Award may be granted together with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional Stock Units, as determined by the Committee in its discretion. If any dividend equivalents are paid while a Stock Unit Award is subject to restrictions under Section 9 of the Plan, the dividend equivalents shall be subject to the same restrictions on transferability as the Stock Units to which they were paid, unless otherwise set forth in the Award Agreement.

9.2 Vesting of Stock Unit Awards. On the Date of Grant, the Committee shall, in its discretion, determine any vesting requirements with respect to a Stock Unit Award, which shall be set forth in the Award Agreement. The requirements for vesting of a Stock Unit Award may be based on the continued Service of the Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its discretion, accelerate the vesting of a Stock Unit Award at any time. A Stock Unit Award may also be granted on a fully vested basis, with a deferred payment date as may be determined by the Committee or elected by the Participant in accordance with rules established by the Committee.

9.3 Payment of Stock Unit Awards. A Stock Unit Award shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Stock Unit Award may be made, at the discretion of the Committee, in cash or in shares of Common Stock, or in a combination thereof as described in the Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Any cash payment of a Stock Unit Award shall be made based upon the Fair Market Value of the Common Stock, determined on such date or over such time period as determined by the Committee. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, any Stock Unit, whether settled in Common Stock or cash, shall be paid no later than two and one-half months after the later of the calendar year or fiscal year in which the Stock Units vest. If Stock Unit Awards are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

Section 10. Performance Shares

10.1 Grant of Performance Shares. Performance Shares may be granted to any Eligible Person selected by the Committee. A Performance Share Award shall be subject to such restrictions and condition as the Committee shall specify. A Performance Share Award may be granted with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional Stock Units, as determined by the Committee in its discretion.

10.2 Value of Performance Shares. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over a specified time period, shall determine the number of Performance Shares that shall be paid to a Participant.

10.3 Earning of Performance Shares. After the applicable time period has ended, the number of Performance Shares earned by the Participant over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee. The Committee may, in its discretion, waive any performance or vesting conditions relating to a Performance Share Award.

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10.4 Form and Timing of Payment of Performance Shares. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Shares in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, all Performance Shares shall be paid no later than two and one-half months following the later of the calendar year or fiscal year in which such Performance Shares vest. Any shares of Common Stock paid to a Participant under this Section 10.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Shares are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

Section 11. Performance Units

11.1 Grant of Performance Units. Performance Units may be granted to any Eligible Person selected by the Committee. A Performance Unit Award shall be subject to such restrictions and conditions as the Committee shall specify in a Participant’s Award Agreement.

11.2 Value of Performance Units. Each Performance Unit shall have an initial notional value equal to a dollar amount determined by the Committee, in its sole discretion. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over a specified time period, will determine the number of Performance Units that shall be settled and paid to the Participant.

11.3 Earning of Performance Units. After the applicable time period has ended, the number of Performance Units earned by the Participant, and the amount payable in cash, in shares or in a combination thereof, over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee. The Committee may, in its discretion, waive any performance or vesting conditions relating to a Performance Unit Award.

11.4 Form and Timing of Payment of Performance Units. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Units in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, all Performance Units shall be paid no later than two and one-half months following the later of the calendar year or fiscal year in which such Performance Units vest. Any shares of Common Stock paid to a Participant under this Section 11.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Units are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

Section 12. [Intentionally Omitted]

Section 13. Other Stock-Based Awards

13.1 Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual shares of Common Stock to a Participant, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

13.2 Value of Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee, in its sole discretion.

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14. Change in Control

14.1 Effect of Change in Control.

(a) The Committee may, at the time of the grant of an Award and as set forth in an Award Agreement, provide for the effect of a “Change in Control” on an Award. Such provisions may include any one or more of the following: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from any Award, (ii) the elimination or modification of performance or other conditions related to the payment or other rights under an Award, (iii) provision for the cash settlement of an Award for an equivalent cash value, as determined by the Committee, or (iv) such other modification or adjustment to an Award as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following a Change in Control. To the extent necessary for compliance with Section 409A of the Code, an Award Agreement shall provide that an Award subject to the requirements of Section 409A that would otherwise become payable upon a Change in Control shall only become payable to the extent that the requirements for a “change in control” for purposes of Section 409A have been satisfied.

(b) Notwithstanding anything to the contrary set forth in the Plan, unless otherwise provided by an Award Agreement, upon or in anticipation of any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control: (i) cause any or all outstanding Stock Options and Stock Appreciation Rights held by Participants affected by the Change in Control to become vested and immediately exercisable, in whole or in part; (ii) cause any or all outstanding Restricted Stock, Stock Units, Performance Shares, Performance Units, Incentive Bonus Award and any other Award held by Participants affected by the Change in Control to become non-forfeitable, in whole or in part; (iii) cancel any Stock Option or Stock Appreciation Right in exchange for a substitute option in a manner consistent with the requirements of Treasury Regulation §1.424-1(a) or §1.409A-1(b)(5)(v)(D), as applicable (notwithstanding the fact that the original Stock Option may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option); (iv) cancel any Restricted Stock, Stock Units, Performance Shares or Performance Units held by a Participant in exchange for restricted stock or performance shares of or stock or performance units in respect of the capital stock of any successor corporation; (v) redeem any Restricted Stock held by a Participant affected by the Change in Control for cash and/or other substitute consideration with a value equal to the Fair Market Value of an unrestricted share of Common Stock on the date of the Change in Control; (vi) terminate any Award in exchange for an amount of cash and/or property equal to the amount, if any, that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the Change in Control (the “Change in Control Consideration”); provided, however that if the Change in Control Consideration with respect to any Option or Stock Appreciation Right does not exceed the exercise price of such Option or Stock Appreciation Right, the Committee may cancel the Option or Stock Appreciation Right without payment of any consideration therefor. Any such Change in Control Consideration may be subject to any escrow, indemnification and similar obligations, contingencies and encumbrances applicable in connection with the Change in Control to holders of Common Stock. Without limitation of the foregoing, if as of the date of the occurrence of the Change in Control the Committee determines that no amount would have been attained upon the realization of the Participant’s rights, then such Award may be terminated by the Company without payment. The Committee may cause the Change in Control Consideration to be subject to vesting conditions (whether or not the same as the vesting conditions applicable to the Award prior to the Change in Control) and/or make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate.

(c) The Committee may require a Participant to (i) represent and warrant as to the unencumbered title to the Participant’s Awards, (ii) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same or similar post-closing purchase price adjustments, escrow terms, offset rights, holdback terms and similar conditions as the other holders of Common Stock, and (iii) execute and deliver such documents and instruments as the Committee may reasonably require for the Participant to be bound by such obligations. The Committee will endeavor to take action under this Section 14 in a manner that does not cause a violation of Section 409A of the Code with respect to an Award.

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15. General Provisions

15.1 Award Agreement. To the extent deemed necessary by the Committee, an Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or units subject to the Award, the exercise price, base price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement may also set forth the effect on an Award of termination of Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement.

15.2 Forfeiture Events/Representations. The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of Service for Cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company. The Committee may also specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be conditioned upon the Participant making a representation regarding compliance with noncompetition, confidentiality or other restrictive covenants that may apply to the Participant and providing that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment on account of a breach of such representation. Notwithstanding the foregoing, the confidentiality restrictions set forth in an Award Agreement shall not, and shall not be interpreted to, impair a Participant from exercising any legally protected whistleblower rights (including under Rule 21 of the Exchange Act). In addition, and without limitation of the foregoing, any amounts paid hereunder shall be subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any “clawback” policy adopted by the Company or as is otherwise required by applicable law or stock exchange listing condition.

15.3 No Assignment or Transfer; Beneficiaries.

(a) Awards under the Plan shall not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, the Committee may provide in an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death. During the lifetime of a Participant, an Award shall be exercised only by such Participant or such Participant’s guardian or legal representative. In the event of a Participant’s death, an Award may, to the extent permitted by the Award Agreement, be exercised by the Participant’s beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the legatee of such Award under the Participant’s will or by the Participant’s estate in accordance with the Participant’s will or the laws of descent and distribution, in each case in the same manner and to the same extent that such Award was exercisable by the Participant on the date of the Participant’s death.

(b) Limited Transferability Rights. Notwithstanding anything else in this Section 15.3 to the contrary, the Committee may in its discretion provide in an Award Agreement that an Award in the form of a Nonqualified Stock Option, share-settled Stock Appreciation Right, Restricted Stock, Performance Share or share-settled Other Stock-Based Award may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

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15.4 Rights as Stockholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.2 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights.

15.5 Employment or Service. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or Participant any right to continue in Service or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the employment or other service relationship of an Eligible Person or Participant for any reason at any time.

15.6 Fractional Shares. In the case of any fractional share or unit resulting from the grant, vesting, payment or crediting of dividends or dividend equivalents under an Award, the Committee shall have the discretionary authority to (i) disregard such fractional share or unit, (ii) round such fractional share or unit to the nearest lower or higher whole share or unit, or (iii) convert such fractional share or unit into a right to receive a cash payment.

15.7 Other Compensation and Benefit Plans. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or any Subsidiary, including, without limitation, under any bonus, pension, profit-sharing, life insurance, salary continuation or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

15.8 Plan Binding on Transferees. The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries. In addition, all obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

15.9 Foreign Jurisdictions. The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements, or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.

15.10 Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation, or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for Awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Any shares of Common Stock subject to these substitute Awards shall not be counted against any of the maximum share limitations set forth in the Plan.

Section 16. Legal Compliance

16.1 Securities Laws. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares. All Common Stock issued pursuant to the terms of this Plan shall constitute “restricted securities,” as that term is defined in Rule 144 promulgated pursuant to the Securities Act and may not be transferred except in compliance herewith and with the registration requirements of the Securities Act or an exemption therefrom. Certificates representing Common Stock acquired pursuant to an Award may bear such legend as the Company may consider appropriate under the circumstances.

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16.2 Incentive Arrangement. The Plan is designed to provide an ongoing, pecuniary incentive for Participants to produce their best efforts to increase the value of the Company. The Plan is not intended to provide retirement income or to defer the receipt of payments hereunder to the termination of a Participant’s employment or beyond. The Plan is thus intended not to be a pension or welfare benefit plan that is subject to Employee Retirement Income Security Act of 1974 (“ERISA”) and shall be construed accordingly. All interpretations and determinations hereunder shall be made on a basis consistent with the Plan’s status as not an employee benefit plan subject to ERISA.

16.3 Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.

16.4 Section 409A Compliance. To the extent applicable, it is intended that the Plan and all Awards hereunder comply with the requirements of Section 409A of the Code or an exemption thereto, and the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. Notwithstanding anything in the Plan to the contrary, in the event that any provision of the Plan or an Award Agreement is determined by the Committee, in its sole discretion, to not comply with the requirements of Section 409A of the Code or an exemption thereto, the Committee shall, in its sole discretion, have the authority to take such actions and to make such interpretations or changes to the Plan or an Award Agreement as the Committee deems necessary, regardless of whether such actions, interpretations or changes shall adversely affect a Participant, subject to the limitations, if any, of applicable law. If an Award is subject to Section 409A of the Code, any payment made to a Participant who is a “specified employee” of the Company or any Subsidiary shall not be made before the date that is six months after the Participant’s “separation from service” to the extent required to avoid the adverse consequences of Section 409A of the Code. For purposes of this Section 16.4, the terms “separation from service” and “specified employee” shall have the meanings set forth in Section 409A of the Code. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on any Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

16.5 Tax Withholding.

(a) The Company shall have the power and the right to deduct or withhold, or require a participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan, but in no event shall such deduction or withholding or remittance exceed the minimum statutory withholding requirements unless permitted by the Company and such additional withholding amount will not cause adverse accounting consequences and is permitted under Applicable Law. Notwithstanding the foregoing, if a minimum statutory amount of withholding does not apply under the laws of any foreign jurisdiction, the Company may withhold such amount for remittance to the applicable taxing authority of such jurisdiction as the Company determines in its discretion, uniformly applied, to be appropriate.

(b) A Participant may, in order to fulfill the withholding obligation, tender previously-acquired shares of Common Stock or have shares of stock withheld from the exercise, provided that the shares have an aggregate Fair Market Value sufficient to satisfy in whole or in part the applicable withholding taxes. The broker-assisted exercise procedure described in Section 6.5 may also be utilized to satisfy the withholding requirements related to the exercise of a Stock Option.

(c) Notwithstanding the foregoing, a Participant may not use shares of Common Stock to satisfy the withholding requirements to the extent that (i) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Participant to a substantial risk of liability under Section 16 of the Exchange Act; (ii) such withholding would constitute a violation of the provisions of any law or regulation (including the Sarbanes-Oxley Act of 2002); or (iii) such withholding would cause adverse accounting consequences for the Company.

16.6 No Guarantee of Tax Consequences. Neither the Company, the Board, the Committee nor any other Person make any commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any Participant or any other person hereunder.

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16.7 Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

16.8 Stock Certificates; Book Entry Form. Notwithstanding any provision of the Plan to the contrary, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, any obligation set forth in the Plan pertaining to the delivery or issuance of stock certificates evidencing shares of Common Stock may be satisfied by having issuance and/or ownership of such shares recorded on the books and records of the Company (or, as applicable, its transfer agent or stock plan administrator).

16.9 Governing Law. The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal securities laws.

Section 17. Effective Date, Amendment and Termination

17.1 Effective Date. The effective date of the Plan shall be the date on which the Plan is approved by the Board; provided, however, that Awards granted under the Plan subsequent to the approval of the Plan by the Board shall be valid only if the Plan is approved by the requisite percentage of the voting stockholders of the Company, within one year of the date on which such Board approval occurs. If such stockholder approval is not obtained within one year after the date of the Board’s approval of the Plan, then all Awards previously granted under the Plan shall terminate and cease to be outstanding, and no further Awards shall be granted under the Plan.

17.2 Amendment; Termination. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable or in the best interests of the Company or any Subsidiary; provided, however, that (a) no such amendment, suspension or termination shall materially impair any rights or materially increase any obligations under any Award theretofore made under the Plan without the consent of the Participant affected thereby (or, after the Participant’s death, the person having the right to exercise the Award), (b) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (c) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares of Common Stock available for issuance under the Plan, or (ii) changes the persons or class of persons eligible to receive Awards. For purposes of the foregoing, any action of the Board or the Committee that alters or affects the tax treatment of any Award shall not be considered to materially impair any rights of any Participant. The Plan will continue in effect until terminated in accordance with this Section 17.2; provided, however, that no Award will be granted hereunder on or after the 10th anniversary of the date of the adoption of the Plan by the Board (the “Expiration Date”); but provided further, that Awards granted prior to such Expiration Date may extend beyond that date.

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FORM OF

INCENTIVE STOCK OPTION GRANT AGREEMENT

BIOAFFINITY TECHNOLOGIES, INC. 2024 EQUITY INCENTIVE COMPENSATION PLAN

This Stock Option Grant Agreement (the “Grant Agreement”) is made and entered into effective on the Date of Grant set forth in Exhibit A (the “Date of Grant”) by and between bioAffinity Technologies, Inc., a Delaware corporation (the “Company”), and the individual named in Exhibit A hereto (the “Optionee”).

WHEREAS, the Company desires to provide the Optionee an incentive to participate in the success and growth of the Company through the opportunity to earn a proprietary interest in the Company; and

WHEREAS, to give effect to the foregoing intention, the Company desires to grant the Optionee an option pursuant to the bioAffinity Technologies, Inc. 2024 Equity Incentive Compensation Plan (the “Plan”) to acquire the Company’s common stock, par value $0.007 per share (the “Common Stock”);

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for good and valuable consideration, the parties hereto agree as follows:

1. Grant. The Company hereby grants the Optionee a Nonqualified Stock Option (the “Option”) to purchase up to the number of shares of Common Stock (the “Shares”) set forth in Exhibit A hereto at the exercise price per Share (the “Exercise Price”) set forth in Exhibit A, and on the vesting schedule set forth in Exhibit A, subject to the terms and conditions set forth herein and the provisions of the Plan, the terms of which are incorporated herein by reference. Capitalized terms used but not otherwise defined in this Grant Agreement shall have the meanings as set forth in the Plan.

This Option is intended to qualify as an Incentive Stock Option (“ISO”) under Section 422 of the Code. However, notwithstanding such designation, if the Optionee becomes eligible in any given year to exercise ISOs for Shares having a Fair Market Value in excess of $100,000, those options representing the excess shall be treated as Nonqualified Stock Options. In the previous sentence, “ISOs” include ISOs granted under any plan of the Company or any parent or any Subsidiary of the Company. For the purpose of deciding which options apply to Shares that “exceed” the $100,000 limit, ISOs shall be taken into account in the same order as granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted. The Optionee hereby acknowledges that there is no assurance that the Option will, in fact, be treated as an Incentive Stock Option under Section 422 of the Code.

2. Exercise Period Following Termination of Service. This Option shall terminate and be canceled to the extent not exercised within three (3) months after the Optionee’s Service terminates; provided that if such termination is due to the Optionee’s total and permanent disability within the meaning of Section 22(e)(3) of the Code, this Option shall terminate and be canceled one (1) year from the date of termination of the Optionee’s Service; and provided, further, that if Optionee’s Service terminates (other than for Cause) on or after a Change in Control, then the Option shall remain exercisable until the Expiration Date. Notwithstanding the foregoing, in the event that the Optionee’s Service is terminated for Cause, then the Option shall immediately terminate on the date of such termination of Service and shall not be exercisable for any period following such date. In no event, however, shall this Option be exercised later than the Expiration Date set forth in Exhibit A and in no event shall this Option be exercised for more Shares than the Shares which otherwise have become exercisable as of the date of termination.

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3. Method of Exercise. This Option is exercisable by delivery to the Company of an exercise notice (the “Exercise Notice”) in a form satisfactory to the Committee or by such other form or means as the Committee may permit or require. Any Exercise Notice shall state or provide the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and include such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Optionee may elect to make payment of the exercise price in cash or by check or by delivery to the Company of certificates representing shares of outstanding Common Stock already owned by the Optionee that are owned free and clear of any liens, claims, encumbrances or security interests together with stock powers duly executed and with signature guaranteed. In addition, the Optionee may make payment through a “cashless exercise” such that without the payment of any funds, the undersigned may exercise the Option and receive the net number of Shares equal to (x) the number of Shares as to which the Option is being exercised, multiplied by (y) a fraction, the numerator of which is the Fair Market Value per share (on such date as is determined by the Committee) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number). In the event payment is made by delivery of such Shares, said Shares shall be deemed to have a per Share value equal to the Fair Market Value per Share on the date of exercise. Upon exercise of the Option by the Optionee and prior to the delivery of such Exercised Shares, the Company shall have the right to require the Optionee to satisfy applicable Federal and state tax income tax withholding requirements and the Optionee’s share of applicable employment withholding taxes in a method satisfactory to the Company. Notwithstanding the foregoing, the Optionee may not exercise the Option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s Common Stock. Further, no Exercised Shares shall be issued unless such exercise and issuance complies with the requirements relating to the administration of stock option plans and other applicable equity plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable laws of any foreign country or jurisdiction where stock grants or other applicable equity grants are made under the Plan; assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Shares.

4. Covenants Agreement. This Option shall be subject to forfeiture at the election of the Company in the event that the Optionee breaches any agreement between the Optionee and the Company with respect to noncompetition, nonsolicitation, assignment of inventions and contributions and/or nondisclosure obligations of the Optionee.

5. Taxes.

(a) By executing this Grant Agreement, Optionee acknowledges and agrees that Optionee is solely responsible for the satisfaction of any applicable taxes that may be imposed on Optionee that arise as a result of the grant, vesting or exercise of the Option, including without limitation any taxes arising under Section 409A of the Code (regarding deferred compensation) or Section 4999 of the Code (regarding golden parachute excise taxes), and that neither the Company nor the Committee shall have any obligation whatsoever to pay such taxes or otherwise indemnify or hold Optionee harmless from any or all of such taxes.

(b) Notwithstanding paragraph (a) above, if any amounts or benefits provided for in this Grant Agreement, when aggregated with any other payments or benefits payable or provided to the Optionee (the “Total Payments”) would (i) constitute “parachute payments” within the meaning of Section 280G of the Code (which will not include any portion of payments classified as payments of reasonable compensation for purposes of Section 280G of the Code, including without limitation amounts allocated to any restrictive covenants), and (ii) but for this Section 5(b), would be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then the Total Payments will be either: (a) provided in full, or (b) provided as to such lesser extent as would result in no portion of such Total Payments being subject to the Excise Tax, whichever of the foregoing amounts, taking into account the applicable federal, state and local income and employment taxes and the Excise Tax, results in the Optionee’s receipt on an after-tax basis of the greatest amount of the Total Payments, notwithstanding that all or some portion of the Total Payments may be subject to the Excise Tax. To the extent any reduction in Total Payments is required by this Section 5(b), such reduction shall occur to the payments and benefits in the order that results in the greatest economic present value of all payments and benefits actually made to Optionee. Subject to Section 409A of the Code, such order of reductions shall be determined by the Optionee. Unless the Company and the Optionee otherwise agree in writing, any determination required under this Section 5(b) shall be made in writing by an independent public accounting firm mutually acceptable to the Company and the Optionee (the “Accountants”) whose determination shall be conclusive and binding upon the Optionee and the Company for all purposes. For purposes of making the calculations required by this Section 5(b), the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Optionee shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this Section 5(b). The Company shall pay all fees and expenses of the Accountants.

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6. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Grant Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

7. Securities Matters. All Shares and Exercised Shares shall be subject to the restrictions on sale, encumbrance and other disposition provided by Federal or state law. The Company shall not be obligated to sell or issue any Shares or Exercised Shares pursuant to this Grant Agreement unless, on the date of sale and issuance thereof, such Shares are either registered under the Securities Act of 1933, as amended (the “Securities Act”), and all applicable state securities laws, or are exempt from registration thereunder. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act, or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary in order to achieve compliance with the Securities Act or the securities laws of any state or any other law.

8. Investment Purpose. The Optionee represents and warrants that unless the Shares are registered under the Securities Act, any and all Shares acquired by the Optionee under this Grant Agreement will be acquired for investment for the Optionee’s own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Securities Act. The Optionee agrees not to sell, transfer or otherwise dispose of such Shares unless they are either (1) registered under the Securities Act and all applicable state securities laws, or (2) exempt from such registration in the opinion of Company counsel.

9. Lock-Up Agreement. The Optionee hereby agrees that in the event that the Optionee exercises this Option during a period in which any directors or officers of the Company have agreed with one or more underwriters not to sell securities of the Company, then, as a condition to such exercise, the Optionee shall enter into an agreement, in form and substance satisfactory to the Company, pursuant to which the Optionee shall agree to restrictions on transferability of the Shares comparable to the restrictions agreed upon by such directors or officers of the Company.

10. Other Plans. No amounts of income received by the Optionee pursuant to this Grant Agreement shall be considered compensation for purposes of any pension or retirement plan, insurance plan or any other employee benefit plan of the Company or its subsidiaries, unless otherwise expressly provided in such plan.

11. No Guarantee of Continued Service. The Optionee acknowledges and agrees that the right to exercise the Option pursuant to the exercise schedule hereof is earned only through continuous Service and such other requirements, if any, as are set forth in Exhibit A (and not through the act of being hired, being granted an option or purchasing shares hereunder). The Optionee further acknowledges and agrees that (i) this Grant Agreement, the transactions contemplated hereunder and the exercise schedule set forth herein do not constitute an express or implied promise of continued employment or service for the exercise period or for any other period, and shall not interfere with the Optionee’s right or the right of the Company or its Subsidiaries to terminate the employment or service relationship at any time, with or without cause, subject to the terms of any written employment agreement that the Optionee may have entered into with the Company or any of its Subsidiaries; and (ii) the Company would not have granted this Option to the Optionee but for these acknowledgements and agreements.

12. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Grant Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be amended to materially impair the rights of the Optionee without the Optionee’s consent; provided, however, that no action of the Board or the Committee that alters or affects the tax treatment of the Option shall be considered to materially impair any rights of the Optionee. In the event of any conflict between this Grant Agreement and the Plan, the Plan shall be controlling, except as otherwise specifically provided in the Plan. This Grant Agreement shall be construed under the laws of the State of Delaware, without regard to conflict of laws principles.

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13. Opportunity for Review. Optionee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Grant Agreement. The Optionee has reviewed the Plan and this Grant Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Agreement and fully understands all provisions of the Plan and this Grant Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and this Grant Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated herein.

14. Section 409A. This Option is intended to be excepted from coverage under Section 409A and shall be administered, interpreted and construed accordingly. The Company may, in its sole discretion and without the Optionee’s consent, modify or amend the terms of this Grant Agreement, impose conditions on the timing and effectiveness of the exercise of the Option by Optionee, or take any other action it deems necessary or advisable, to cause the Option to be excepted from Section 409A (or to comply therewith to the extent the Company determines it is not excepted).

15. Recoupment. Any amounts paid hereunder shall be subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company or as is otherwise required by applicable law or stock exchange listing conditions.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Grant Agreement as of the date set forth in Exhibit A.

BIOAFFINITY TECHNOLOGIES, INC.

By:
Name:
Title:

OPTIONEE

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EXHIBIT A

INCENTIVE STOCK OPTION GRANT AGREEMENT

BIOAFFINITY TECHNOLOGIES, INC. 2024 EQUITY INCENTIVE COMPENSATION PLAN

(a)	Optionee’s Name: ___________________________________________________________________

(b)	Date of Grant: ______________________________________________________________________

(c)	Number of Shares Subject to the Option: ______________________________________________

(d)	Exercise Price: $______ per Share

(e)	Expiration Date: _____________________________________________________

(f)	Vesting Schedule:

Notwithstanding anything contained herein to the contrary, if a “Change in Control” (as defined in the Plan) occurs prior to the cessation of the Optionee’s “Service” (as defined in the Plan), then the Option, to the extent not then vested, shall become fully (100%) vested immediately prior to the date of such Change in Control.

_______ (Initials)
Optionee

_______ (Initials)
Company Signatory

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FORM OF

NONQUALIFIED STOCK OPTION GRANT AGREEMENT

BIOAFFINITY TECHNOLOGIES, INC. 2024 EQUITY INCENTIVE COMPENSATION PLAN

This Stock Option Grant Agreement (the “Grant Agreement”) is made and entered into effective on the Date of Grant set forth in Exhibit A (the “Date of Grant”) by and between bioAffinity Technologies, Inc., a Delaware corporation (the “Company”), and the individual named in Exhibit A hereto (the “Optionee”).

WHEREAS, the Company desires to provide the Optionee an incentive to participate in the success and growth of the Company through the opportunity to earn a proprietary interest in the Company; and

WHEREAS, to give effect to the foregoing intention, the Company desires to grant the Optionee an option pursuant to the bioAffinity Technologies, Inc. 2024 Equity Incentive Compensation Plan (the “Plan”) to acquire the Company’s common stock, par value $0.007 per share (the “Common Stock”);

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for good and valuable consideration, the parties hereto agree as follows:

1. Grant. The Company hereby grants the Optionee a Nonqualified Stock Option (the “Option”) to purchase up to the number of shares of Common Stock (the “Shares”) set forth in Exhibit A hereto at the exercise price per Share (the “Exercise Price”) set forth in Exhibit A, and on the vesting schedule set forth in Exhibit A, subject to the terms and conditions set forth herein and the provisions of the Plan, the terms of which are incorporated herein by reference. Capitalized terms used but not otherwise defined in this Grant Agreement shall have the meanings as set forth in the Plan.

2. Exercise Period Following Termination of Service. This Option shall terminate and be canceled to the extent not exercised within ninety (90) days after the Optionee’s Service terminates; provided that if such termination is due to the death or Disability of the Optionee, this Option shall terminate and be canceled twelve (12) months from the date of termination of the Optionee’s Service; and provided, further, that if Optionee’s Service terminates (other than for Cause) on or after a Change in Control, then the Option shall remain exercisable until the Expiration Date. Notwithstanding the foregoing, in the event that the Optionee’s Service is terminated for Cause, then the Option shall immediately terminate on the date of such termination of Service and shall not be exercisable for any period following such date. In no event, however, shall this Option be exercised later than the Expiration Date set forth in Exhibit A and in no event shall this Option be exercised for more Shares than the Shares which otherwise have become exercisable as of the date of termination.

3. Method of Exercise. This Option is exercisable by delivery to the Company of an exercise notice (the “Exercise Notice”) in a form satisfactory to the Committee or by such other form or means as the Committee may permit or require. Any Exercise Notice shall state or provide the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and include such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Optionee may elect to make payment of the exercise price in cash or by check or by delivery to the Company of certificates representing shares of outstanding Common Stock already owned by the Optionee that are owned free and clear of any liens, claims, encumbrances or security interests together with stock powers duly executed and with signature guaranteed. In addition, the Optionee may make payment through a “cashless exercise” such that without the payment of any funds, the undersigned may exercise the Option and receive the net number of Shares equal to (x) the number of Shares as to which the Option is being exercised, multiplied by (y) a fraction, the numerator of which is the Fair Market Value per share (on such date as is determined by the Committee) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number). In the event payment is made by delivery of such Shares, said Shares shall be deemed to have a per Share value equal to the Fair Market Value per Share on the date of exercise. Upon exercise of the Option by the Optionee and prior to the delivery of such Exercised Shares, the Company shall have the right to require the Optionee to satisfy applicable Federal and state tax income tax withholding requirements and the Optionee’s share of applicable employment withholding taxes in a method satisfactory to the Company. Notwithstanding the foregoing, the Optionee may not exercise the Option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s Common Stock. Further, no Exercised Shares shall be issued unless such exercise and issuance complies with the requirements relating to the administration of stock option plans and other applicable equity plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable laws of any foreign country or jurisdiction where stock grants or other applicable equity grants are made under the Plan; assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Shares.

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4. Covenants Agreement. This Option shall be subject to forfeiture at the election of the Company in the event that the Optionee breaches any agreement between the Optionee and the Company with respect to noncompetition, nonsolicitation, assignment of inventions and contributions and/or nondisclosure obligations of the Optionee.

5. Taxes.

(a) By executing this Grant Agreement, Optionee acknowledges and agrees that Optionee is solely responsible for the satisfaction of any applicable taxes that may be imposed on Optionee that arise as a result of the grant, vesting or exercise of the Option, including without limitation any taxes arising under Section 409A of the Code (regarding deferred compensation) or Section 4999 of the Code (regarding golden parachute excise taxes), and that neither the Company nor the Committee shall have any obligation whatsoever to pay such taxes or otherwise indemnify or hold Optionee harmless from any or all of such taxes.

(b) Notwithstanding paragraph (a) above, if any amounts or benefits provided for in this Grant Agreement, when aggregated with any other payments or benefits payable or provided to the Optionee (the “Total Payments”) would (i) constitute “parachute payments” within the meaning of Section 280G of the Code (which will not include any portion of payments classified as payments of reasonable compensation for purposes of Section 280G of the Code, including without limitation amounts allocated to any restrictive covenants), and (ii) but for this Section 5(b), would be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then the Total Payments will be either: (a) provided in full, or (b) provided as to such lesser extent as would result in no portion of such Total Payments being subject to the Excise Tax, whichever of the foregoing amounts, taking into account the applicable federal, state and local income and employment taxes and the Excise Tax, results in the Optionee’s receipt on an after-tax basis of the greatest amount of the Total Payments, notwithstanding that all or some portion of the Total Payments may be subject to the Excise Tax. To the extent any reduction in Total Payments is required by this Section 5(b), such reduction shall occur to the payments and benefits in the order that results in the greatest economic present value of all payments and benefits actually made to Optionee. Subject to Section 409A of the Code, such order of reductions shall be determined by the Optionee. Unless the Company and the Optionee otherwise agree in writing, any determination required under this Section 5(b) shall be made in writing by an independent public accounting firm mutually acceptable to the Company and the Optionee (the “Accountants”) whose determination shall be conclusive and binding upon the Optionee and the Company for all purposes. For purposes of making the calculations required by this Section 5(b), the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Optionee shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this Section 5(b). The Company shall pay all fees and expenses of the Accountants.

6. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Grant Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

7. Securities Matters. All Shares and Exercised Shares shall be subject to the restrictions on sale, encumbrance and other disposition provided by Federal or state law. The Company shall not be obligated to sell or issue any Shares or Exercised Shares pursuant to this Grant Agreement unless, on the date of sale and issuance thereof, such Shares are either registered under the Securities Act of 1933, as amended (the “Securities Act”), and all applicable state securities laws, or are exempt from registration thereunder. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act, or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary in order to achieve compliance with the Securities Act or the securities laws of any state or any other law.

8. Investment Purpose. The Optionee represents and warrants that unless the Shares are registered under the Securities Act, any and all Shares acquired by the Optionee under this Grant Agreement will be acquired for investment for the Optionee’s own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Securities Act. The Optionee agrees not to sell, transfer or otherwise dispose of such Shares unless they are either (1) registered under the Securities Act and all applicable state securities laws, or (2) exempt from such registration in the opinion of Company counsel.

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9. Lock-Up Agreement. The Optionee hereby agrees that in the event that the Optionee exercises this Option during a period in which any directors or officers of the Company have agreed with one or more underwriters not to sell securities of the Company, then, as a condition to such exercise, the Optionee shall enter into an agreement, in form and substance satisfactory to the Company, pursuant to which the Optionee shall agree to restrictions on transferability of the Shares comparable to the restrictions agreed upon by such directors or officers of the Company.

10. Other Plans. No amounts of income received by the Optionee pursuant to this Grant Agreement shall be considered compensation for purposes of any pension or retirement plan, insurance plan or any other employee benefit plan of the Company or its subsidiaries, unless otherwise expressly provided in such plan.

11. No Guarantee of Continued Service. The Optionee acknowledges and agrees that the right to exercise the Option pursuant to the exercise schedule hereof is earned only through continuous Service and such other requirements, if any, as are set forth in Exhibit A (and not through the act of being hired, being granted an option or purchasing shares hereunder). The Optionee further acknowledges and agrees that (i) this Grant Agreement, the transactions contemplated hereunder and the exercise schedule set forth herein do not constitute an express or implied promise of continued employment or service for the exercise period or for any other period, and shall not interfere with the Optionee’s right or the right of the Company or its Subsidiaries to terminate the employment or service relationship at any time, with or without cause, subject to the terms of any written employment agreement that the Optionee may have entered into with the Company or any of its Subsidiaries; and (ii) the Company would not have granted this Option to the Optionee but for these acknowledgements and agreements.

12. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Grant Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be amended to materially impair the rights of the Optionee without the Optionee’s consent; provided, however, that no action of the Board or the Committee that alters or affects the tax treatment of the Option shall be considered to materially impair any rights of the Optionee. In the event of any conflict between this Grant Agreement and the Plan, the Plan shall be controlling, except as otherwise specifically provided in the Plan. This Grant Agreement shall be construed under the laws of the State of Delaware, without regard to conflict of laws principles.

13. Opportunity for Review. Optionee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Grant Agreement. The Optionee has reviewed the Plan and this Grant Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Agreement and fully understands all provisions of the Plan and this Grant Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and this Grant Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated herein.

14. Section 409A. This Option is intended to be excepted from coverage under Section 409A and shall be administered, interpreted and construed accordingly. The Company may, in its sole discretion and without the Optionee’s consent, modify or amend the terms of this Grant Agreement, impose conditions on the timing and effectiveness of the exercise of the Option by Optionee, or take any other action it deems necessary or advisable, to cause the Option to be excepted from Section 409A (or to comply therewith to the extent the Company determines it is not excepted).

15. Recoupment. Any amounts paid hereunder shall be subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company or as is otherwise required by applicable law or stock exchange listing conditions.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Grant Agreement as of the date set forth in Exhibit A.

BIOAFFINITY TECHNOLOGIES, INC.

By:
Name:
Title:

OPTIONEE

Name:

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EXHIBIT A

NONQUALIFIED STOCK OPTION GRANT AGREEMENT

BIOAFFINITY TECHNOLOGIES, INC.

(a).	Optionee’s Name: ___________________________________________________________________

(b).	Date of Grant: ______________________________________________________________________

(c).	Number of Shares Subject to the Option: ______________________________________________

(d).	Exercise Price: $______ per Share

(e).	Expiration Date: _____________________________________________________

(f).	Vesting Schedule:

Notwithstanding anything contained herein to the contrary, if a “Change in Control” (as defined in the Plan) occurs prior to the cessation of the Optionee’s “Service” (as defined in the Plan), then the Option, to the extent not then vested, shall become fully (100%) vested immediately prior to the date of such Change in Control.

_______ (Initials)
Optionee

_______ (Initials)
Company Signatory

A-27

FORM OF

RESTRICTED STOCK UNIT AWARD AGREEMENT

BIOAFFINITY TECHNOLOGIES, INC. 2024 EQUITY INCENTIVE COMPENSATION PLAN

This Restricted Stock Unit Award Agreement (the “Agreement” or “Award Agreement”), dated as of the “Award Date” set forth in the attached Exhibit A, is entered into between bioAffinity Technologies, Inc., a Delaware corporation (the “Company”), and the individual named in Exhibit A hereto (the “Awardee”).

WHEREAS, the Company desires to provide the Awardee an incentive to participate in the success and growth of the Company through the opportunity to earn a proprietary interest in the Company; and

WHEREAS, to give effect to the foregoing intention, the Company desires to award the Awardee Restricted Stock Units pursuant to the bioAffinity Technologies, Inc. 2024 Equity Incentive Compensation Plan (the “Plan”);

NOW, THEREFORE, the following provisions apply to this Award:

1. Award. The Company hereby awards the Awardee the number of Restricted Stock Units (each an “RSU” and collectively the “RSUs”) set forth in Exhibit A. Such RSUs shall be subject to the terms and conditions set forth in this Agreement and the provisions of the Plan, the terms of which are incorporated herein by reference. Capitalized terms used but not otherwise defined herein shall have the meanings as set forth in the Plan.

2. Vesting. Except as otherwise provided in this Agreement, the RSUs shall vest in accordance with the vesting schedule set forth in Exhibit A, provided that the Awardee remains in Service through the applicable vesting date.

For each RSU that becomes vested in accordance with this Agreement, the Company shall issue and deliver to Awardee, on or within thirty (30) business days after becoming vested, one share of the Company’s common stock, par value $0.007 per share (the “Common Stock”). Except as may be provided in Exhibit A, in the event that the Awardee ceases to be in Service, any RSUs that have not vested as of the date of such cessation of service shall be forfeited.

3. Dividend Equivalent Units. If and to the extent that the Company pays a cash dividend with respect to the Common Stock, Awardee shall be credited with an additional number of RSUs (“Dividend Equivalent Units”), including a fractional Dividend Equivalent Unit if applicable, equal to (i) the amount of such dividends as would have been paid with respect to Awardee’s outstanding RSUs on the record date of such dividend (the “record date”) had each such outstanding RSU been an outstanding share of Common Stock on such record date, divided by (ii) the closing price of a share of Common Stock on such record date. Dividend Equivalent Units shall be subject to the same vesting terms and conditions as the RSUs to which they relate.

4. No Rights as Stockholder. The Awardee shall not be entitled to any of the rights of a stockholder with respect to any share of Common Stock that may be acquired following vesting of an RSU unless and until such share of Common Stock is issued and delivered to the Awardee. Without limitation of the foregoing, the Awardee shall not have the right to vote any share of Common Stock to which an RSU relates and shall not be entitled to receive any dividend attributable to such share of Common Stock for any period prior to the issuance and delivery of such share to Awardee (but Awardee shall have dividend equivalent rights as provided in Section 3 above).

5. Transfer Restrictions. Neither this Agreement nor the RSUs may be sold, assigned, pledged or otherwise transferred or encumbered without the prior written consent of the Committee.

6. Government Regulations. Notwithstanding anything contained herein to the contrary, the Company’s obligation hereunder to issue or deliver certificates evidencing shares of Common Stock shall be subject to the terms of all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

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7. Withholding Taxes. The Awardee shall pay to the Company, or make provision satisfactory to the Company for payment of, the minimum statutory amount required to satisfy all federal, state and local income tax withholding requirements and the Awardee’s share of applicable employment withholding taxes in connection with the issuance and deliverance of shares of Common Stock following vesting of RSUs, in any manner permitted by the Plan. No shares of Common Stock shall be issued with respect to RSUs unless and until satisfactory arrangements acceptable to the Company have been made by the Awardee with respect to the payment of any income and other taxes which the Company determines must be withheld or collected with respect to the RSUs. Subject to the following sentence, the Committee, in its sole discretion, may provide for the withholding of applicable taxes from the proceeds of the sale of Shares acquired upon vesting of the RSUs, either through a voluntary sale or through a mandatory sale arranged by the Company (on Awardee’s behalf pursuant to this authorization). Notwithstanding the foregoing, if requested by Awardee, and if the Committee consents, the Company shall withhold shares of Common Stock that would otherwise be issued upon vesting of the RSUs to cover applicable withholding taxes, equal to the greatest number of whole shares of Common Stock having a Fair Market Value on the date immediately preceding the date on which the applicable tax liability is determined not in excess of the minimum amount required to satisfy the statutory withholding tax obligations with respect to the award. The Company may refuse to issue or deliver the shares of Common Stock unless all withholding taxes that may be due as a result of this Award have been paid.

8. Section 280G. Notwithstanding anything contained herein to the contrary, if any amounts or benefits provided for in this Agreement, when aggregated with any other payments or benefits payable or provided to the Awardee (the “Total Payments”) would (i) constitute “parachute payments” within the meaning of Section 280G of the Code (which will not include any portion of payments classified as payments of reasonable compensation for purposes of Section 280G of the Code, including without limitation amounts allocated to any restrictive covenants), and (ii) but for this Section 8, would be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then the Total Payments will be either: (a) provided in full, or (b) provided as to such lesser extent as would result in no portion of such Total Payments being subject to the Excise Tax, whichever of the foregoing amounts, taking into account the applicable federal, state and local income and employment taxes and the Excise Tax, results in the Awardee’s receipt on an after-tax basis of the greatest amount of the Total Payments, notwithstanding that all or some portion of the Total Payments may be subject to the Excise Tax. To the extent any reduction in Total Payments is required by this Section 8, such reduction shall occur to the payments and benefits in the order that results in the greatest economic present value of all payments and benefits actually made to Awardee. Subject to Section 409A of the Code, such order of reductions shall be determined by the Awardee. Unless the Company and the Awardee otherwise agree in writing, any determination required under this Section 8 shall be made in writing by an independent public accounting firm mutually acceptable to the Company and the Awardee (the “Accountants”) whose determination shall be conclusive and binding upon the Awardee and the Company for all purposes. For purposes of making the calculations required by this Section 8, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Awardee shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this Section 8. The Company shall pay all fees and expenses of the Accountants.

9. Investment Purpose. Any and all shares of Common Stock acquired by the Awardee under this Agreement will be acquired for investment for the Awardee’s own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such shares of Common Stock within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). The Awardee shall not sell, transfer or otherwise dispose of such shares unless they are either (1) registered under the Securities Act and all applicable state securities laws, or (2) exempt from such registration in the opinion of Company counsel.

10. Securities Law Restrictions. Regardless of whether the offering and sale of shares of Common Stock issuable to Awardee pursuant to this Agreement and the Plan have been registered under the Securities Act, or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such shares of Common Stock (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary in order to achieve compliance with the Securities Act or the securities laws of any state or any other law.

11. Lock-Up Agreement. The Awardee, in the event that any shares of Common Stock which become deliverable to Awardee with respect to RSUs at a time during which any directors or officers of the Company have agreed with one or more underwriters not to sell securities of the Company, shall enter into an agreement, in form and substance satisfactory to the Company, pursuant to which the Awardee shall agree to restrictions on transferability of the shares of such Common Stock comparable to the restrictions agreed upon by such directors or officers of the Company.

A-29

12. Awardee Obligations. The Awardee should review this Agreement with his or her own tax advisors to understand the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement. The Awardee will rely solely on such advisors and not on any statements or representations of the Company or any of its agents, if any, made to the Awardee. The Awardee (and not the Company) shall be responsible for the Awardee’s own tax liability arising as a result of the transactions contemplated by this Agreement.

13. No Guarantee of Continued Service. The Awardee acknowledges and agrees that (i) nothing in this Agreement or the Plan confers on the Awardee any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way the Awardee’s right or the Company’s right to terminate the Awardee’s employment, service, or consulting relationship at any time, with or without cause, subject to any employment or service agreement that may have been entered into by the Company and the Awardee; and (ii) the Company would not have granted this Award to the Awardee but for these acknowledgements and agreements.

14. Notices. Notices or communications to be made hereunder shall be in writing and shall be delivered in person, by registered mail, by confirmed facsimile or by a reputable overnight courier service to the Company at its principal office or to the Awardee at his or her address contained in the records of the Company. Alternatively, notices and other communications may be provided in the form and manner of such electronic means as the Company may permit.

15. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire Agreement with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Awardee with respect to the subject matter hereof, and except as provided in the Plan or in this Agreement, may not be modified adversely to the Awardee’s interest except by means of a writing signed by the Company and the Awardee. In the event of any conflict between this Award Agreement and the Plan, the Plan shall be controlling. This Award Agreement shall be construed under the laws of the State of Delaware, without regard to conflict of laws principles.

16. Opportunity for Review. Awardee and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan and this Award Agreement. The Awardee has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to accepting this Award Agreement and fully understands all provisions of the Plan and this Award Agreement. The Awardee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and this Award Agreement. The Awardee further agrees to notify the Company upon any change in Awardee’s residence address.

17. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Awardee and their respective permitted successors, assigns, heirs, beneficiaries and representatives.

18. Section 409A Compliance. To the extent that this Agreement and the award of RSUs hereunder are or become subject to the provisions of Section 409A of the Code, the Company and the Awardee agree that this Agreement may be amended or modified by the Company, in its sole discretion and without the Awardee’s consent, as appropriate to maintain compliance with the provisions of Section 409A of the Code.

19. Recoupment. Any amounts paid hereunder shall be subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company or as is otherwise required by applicable law or stock exchange listing conditions.

[Signature Page Follows]

A-30

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in Exhibit A.

BIOAFFINITY TECHNOLOGIES, INC.

By:
Name:
Title:

AWARDEE

Name:

A-31

EXHIBIT A

BIOAFFINITY TECHNOLOGIES, INC.

RESTRICTED STOCK UNIT AWARD AGREEMENT

(a).	Awardee’s Name: ____________________________________________

(b).	Award Date: _________________________________________________,202

(c).	Number of Restricted Stock Units (“RSUs”) Granted: ___________________________________

(d).	Vesting Schedule: ____________________________________________

The RSUs awarded herein shall vest as follows, provided that Awardee remains in “Service” (as defined in the Plan) through each such respective vesting date.

Vesting Date	RSUs Vested

Notwithstanding anything contained herein to the contrary, if a “Change in Control” (as defined in the Plan) occurs prior to the cessation of the Awardee’s “Service” (as defined in the Plan), then the RSUs, to the extent not then vested, shall become fully (100%) vested immediately prior to the date of such Change in Control.

_______ (Initials)
Awardee

_______ (Initials)
Company Signatory

APPENDIX B

FORM OF CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION OF
BIOAFFINITY TECHNOLOGIES, INC.

bioAffinity Technologies, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

1.	This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation filed with the Secretary of State on March 26, 2014, as previously amended by that Certificate of Amendment filed with the Secretary of State on May 31, 2016, that Certificate of Amendment filed with the Secretary of State on November 29, 2021, that Certificate of Amendment filed with the Secretary of State on June 23, 2022, that Certificate of Amendment filed with the Secretary of State on June 6, 2023 (as previously amended, the “Certificate of Incorporation”).

2.	The Corporation’s Board adopted resolutions setting forth this amendment to the Corporation’s Certificate of Incorporation declaring said amendment to be advisable and soliciting the approval of the Corporation’s stockholders. Thereafter, the necessary number of shares as required by statute approved this amendment at a properly noticed and duly convened meeting of the Corporation’s stockholders.

3.	Section 4 of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

“4.	The total number of shares of Common Stock which the corporation is authorized to issue is 100,000,000, at a par value of $0.007 per share and the total number of shares of preferred stock which the corporation is authorized to issue is 20,000,000, at a par value of $0.001 per share.”

4.	This amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

5.	All other provisions of the Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Maria Zannes, its President and Chief Executive Officer, this ___ day of ______ 2024.

Maria Zannes
President and Chief Executive Officer

B-1

bioAffinity TECHNOLOGIES

BIOAFFINITY TECHNOLOGIES, INC.
22211 WEST I-10, SUITE 1206
SAN ANTONIO, TX 78257

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 3, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V43315-P06877 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BIOAFFINITY TECHNOLOGIES, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL 1, AND "FOR" PROPOSALS 2, 3, 4, 5 AND 6.

	For	Against	Abstain
1. Election of Directors.			
1a. Maria Zannes	☐	☐	☐
1b. Steven Girgenti	☐	☐	☐
1c. Robert Anderson	☐	☐	☐
1d. Stuart Diamond	☐	☐	☐
1e. Peter Knight	☐	☐	☐
1f. Gary Rubin	☐	☐	☐
1g. Roby Joyce	☐	☐	☐
1h. Jamie Platt	☐	☐	☐
2. Proposal to consider and approve the bioAffinity Technologies, Inc. 2024 Incentive Compensation Plan.	☐	☐	☐
3. Proposal to consider and approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance from 25,000,000 shares to 100,000,000 shares ("Increase In Authorized Shares Proposal").	☐	☐	☐
4. Proposal to ratify the appointment of WithumSmith+Brown, PC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐
5. Proposal to consider and approve, pursuant to Nasdaq listing rules, of the issuance of up to an aggregate of 1,632,000 shares of our common stock upon the exercise of our common stock purchase warrants issued to institutional investors and designees of the placement agent in connection with our private placement offering that closed on March 8, 2024 that may be equal to or exceed 20% of our common stock outstanding before such offering ("Warrant Exercise Proposal").	☐	☐	☐
6. Proposal to consider and approve an adjournment of the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Increase In Authorized Shares Proposal and the Warrant Exercise Proposal.	☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. Any of the Proxies, or their respective substitutes, who shall be present and acting at the Annual Meeting shall have and may exercise all the powers hereby granted.

The undersigned acknowledges receipt of our 2023 Annual Report to Stockholders, Notice of Annual Meeting of Stockholders and the Proxy Statement related thereto.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V43316-P06877

BIOAFFINITY TECHNOLOGIES, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 4, 2024, 8:00 A.M. CENTRAL TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Maria Zannes and Michael Dougherty, or any of them, each with the power of substitution, are hereby authorized to represent as proxies and vote with respect to the proposals set forth on the reverse side and, in the discretion of such proxies on all other matters that may be properly presented for action, all shares of stock of bioAffinity Technologies, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held in person at 8:00 a.m. Central Time on Tuesday, June 4, 2024, or any postponement, adjournment, or continuation thereof, and instructs said proxies to vote as specified on the reverse side of this proxy card, with all powers that the undersigned would possess if personally present.

EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE THEREON. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO ITS EXERCISE. PLEASE PROMPTLY SIGN, DATE, AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE. PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE.

(Continued and to be signed on Reverse Side)